UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23268

HIGHLAND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201 (Address of principal executive offices) (Zip code)

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 357-9167

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

EXPLANATORY NOTE: The Fund has supplementary refiled to include a revised Portfolio Manager Commentary under Form N-2 Item 24 Instruction 4(g).

Item 1.   Reports to Stockholders.

A copy of the Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Income Fund

Annual Report

December 31, 2021

Highland Income Fund

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

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Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

As of December 31, 2021	Highland Income Fund (NYSE: HFRO)

Performance Overview

For the twelve-month period ended December 31, 2021, Highland Income Fund (the “Fund” or “HFRO”) experienced a total market price return of 16.35% and a total NAV return of 14.77%. Over the same period, the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), returned 5.40%.

Manager’s Discussion

Many of the Fund’s top themes including timber, self-storage, NexPoint Real Estate Finance and MGM Holdings were among the top contributors to performance during the year. Market hedges and short positions were among the largest detractors to performance during the year.

Caddo Sustainable Timberlands (f/k/a Creek Pine Holdings) continues to perform well. We originally invested in the asset in May 2018 through TexMark Timber Treasury, L.P. (“Triple T”) as participating preferred in a joint venture with a consortium of institutional investors lead by Catchmark Timber Trust (ticker: CTT). The asset comprised 1.1 million acres of prime East Texas timberlands. The timberlands are located near top quartile mills and within approximately 100 miles of three of the top five U.S. homebuilding markets; Austin, Dallas, and Houston. When Triple T acquired the asset in 2018, the group planned to renegotiate a long-term wood supply agreement, bringing it to current market terms for both pricing and volume. The agreement was successfully amended in 2020.

On July 30, 2021, CatchMark announced a definitive agreement to sell 301,000 acres of timberlands for approximately $498 million in cash (~$1,656/acre). The property represents a portion of the 1.1 million acres in East Texas, which was purchased for $1,264/acre. When the agreement was announced, CTT noted that the proceeds of the sale would be used to reduce leverage and pay down a portion of the preferred partnership interests in the joint venture.

On October 15, 2021, CTT announced that it had reached an agreement with its joint venture partners, including HFRO, for CTT to redeem its common equity interest. This follows the previously announced sale of 301,000 acres of timberlands for $498 million in cash. As part of these transactions, HFRO and certain affiliates redeemed $180 million, plus an early call premium. HFRO received its pro-rata share in the amount of $167 million.

The balance of HFRO’s original investment after the October 2021 redemption was converted into common equity in a new venture called Caddo Sustainable Timberlands that was formed with a small group of institutional investors. The new entity now owns the remaining portion of the assets following the sale of 301,000 acres announced in September. The parties involved in the new venture alongside the Fund are sophisticated institutional investors that manage private investment vehicles. Together they have significant experience owning and managing timber assets. With this expertise, the new venture intends to increase efficiencies and drive revenue for the property under a more favorable capital structure.

MGM Holdings (“MGM”) was another key contributor to performance during the year. MGM owns one of the world’s deepest libraries of premium film and television content, with more than 4,000 titles in the company’s film content library including iconic film franchises like James Bond, Rocky, Creed, The Magnificent Seven, Thelma & Louise, and many others. MGM also has over 17,000 episodes of programming in the company’s television content library, including hit shows like The Handmaid’s Tale, Fargo, and Vikings. The company has collectively won more than 180 Academy Awards and 100 Emmys.

The Fund’s initial investment was in the company’s debt, which converted to equity when MGM emerged from bankruptcy in 2010. In addition to the reorganization equity, HFRO and its affiliates secured representation on the MGM board of directors as part of the reorganization. On May 26, 2021, MGM and Amazon issued a press release announcing that the companies had entered into a definitive merger agreement under which Amazon will acquire MGM for a purchase price of $8.45 billion. Completion of this transaction is subject to regulatory approvals and other customary closing conditions. The transaction has not yet closed.

Throughout the last few years the Fund has increased its allocation to SAFStor. This is the largest position in the Fund and is held in the wholly owned REIT, NFRO REIT Sub, LLC. SAFStor owns, develops, and redevelops single and multi-story self-storage properties. The Company focuses on currently undersupplied markets that offer low delinquency rates, high population growth with above average household income, and greater barriers to entry. Property management is performed by reputable operators such as Extra Space Storage and CubeSmart. The Fund has invested in the development of over 20 individual storage facilities. The weighted average yield on cost is 8.6% for all SAFStor properties. Stabilized cap rates for similar properties average approximately 5.5%, reflecting the potential for SAFStor properties to see significant increases in value once stabilized. Self Storage has widely been viewed as recession resistant due to strong relative performance in previous recessions.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited) (continued)

As of December 31, 2021	Highland Income Fund (NYSE: HFRO)

On June 14, 2021, Highland Capital Management Fund Advisors, L.P. (the “Adviser”) announced the filing of a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) for a special meeting of shareholders (“Special Meeting”) in connection with its proposal to convert the Fund from a registered investment company to a diversified holding company (the “Holding Company”). The proposed conversion was meant to offer a potential solution to bring HFRO’s share price in line with the net asset value (“NAV”) and to position the Fund to capture long-term growth opportunities. Those remain key objectives, which we will continue to pursue in the coming year through various means available within the existing structure. Our goal in developing the proposal and pursuing the conversion to the Holding Company structure was to increase shareholder value and better position HFRO in the current and future market environment. The conversion had the potential to benefit shareholders in a number of ways. Among the most compelling was the potential to narrow the discount (the amount that HFRO shares trade below the NAV).

We also believed the holding company structure would be more suitable for certain investments in HFRO’s portfolio, where we saw outsized potential. Another potential benefit of the conversion was that it supported HFRO’s ongoing transition away from less favorable asset classes like credit, where high yield spreads are at all-time lows, into those with better growth potential and thus better potential for shareholder value. We believed — and continue to believe — that the most compelling opportunities will be found outside of traditional credit and equity markets, where today the ability to deliver excess value is limited. Enormous scale has become the primary advantage for managers operating in mainstream credit and equity markets, and ongoing consolidation across the asset management industry will only solidify that advantage, making it challenging to generate alpha and meet return expectations without taking on undue risk.

We see strong potential in private markets and areas where we can draw on our networks and relationships, research and due diligence capabilities, and structuring, execution, and operational expertise to capitalize on inefficiencies and unlock value. We believe the opportunities in those areas are well suited for a platform of our size and expertise and are better aligned with our investment approach, which typically includes longer-term horizons for our investments. We see those opportunities in a number of different areas today and expect that prevalence to continue over the long term, driven by several potential catalysts (including finance and investment industry trends, the overall business climate, and the follow-on effects of the global pandemic across countless areas).

After evaluating the intended benefits of converting to a Holding Company, including those mentioned earlier as well as others, and weighing them against the various risks that we highlighted in the proxy statement, we determined that the transition to a Holding Company represented the best path to increase shareholder value for all HFRO shareholders.

Despite that assessment, after having numerous conversations with investors and making material changes to the proposal that incorporated investor feedback and recommendations as we entered the fourth quarter of 2021, we decided to withdraw the proposal. That decision was in part driven by the fact that we can still pursue some of the opportunities described above within the current closed-end structure. In fact, many positions that outperformed and generated strong returns for shareholders in the Fund in recent years have been the kinds of opportunities mentioned earlier.

For many of the Fund’s top holdings, our specialized expertise and resources enabled us to source, structure, and manage the investment in a way that strengthens our conviction in its growth potential. While we would be able to pursue a larger universe of those opportunities and draw on a wider range of resources to manage them as a Holding Company, we have shown that those investments can still be represented in a closed-end fund portfolio and effectively managed in a registered fund format.

We were always prepared to continue to manage HFRO as a closed-end fund and continue to seek to deliver total returns and create value for shareholders. We remain committed to optimizing HFRO going forward in its current structure and operating in the best interest of the Fund and its shareholders.

The conversion proposal included several features designed to address the Fund’s discount to NAV, so in conjunction with our decision to withdraw the proposal, we put plans in place to establish a share buyback program to address the discount in the existing structure. In October, we commenced a $40 million common share buyback that would take place over six months, and committed to purchase up to $7 million in shares per month, bolstering efforts to reduce the discount between the Fund’s market price and NAV. To further support those efforts, we also committed to providing updates on purchases throughout the buyback period. We have been providing those updates in the form of monthly reports that are posted to the Fund’s website, which show each month’s purchases and the overall progress to date.

We appreciate the engagement and support from shareholders throughout 2021 and look forward to continuing to implement these initiatives in the year ahead.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited) (concluded)

December 31, 2021	Highland Income Fund

Average Annual Total Returns
HFRO	1 Year	5 Year	10 Year

NAV	14.75%	4.41%	6.01%

Market Price	16.35%	0.99%	4.20%

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com/income-fund/

Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences.

Annual Report	3

CONSOLIDATED FUND PROFILE (unaudited)

Highland Income Fund

Objective

Highland Income Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of December 31, 2021

$995.6 million

Portfolio Data as of December 31, 2021

The information below provides a snapshot of Highland Income Fund at the end of the reporting period. Highland Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 12/31/2021(%)(1)

BB	12.03
B	6.79
CC	0.60
CCC	1.32
NR	79.26

Top 5 Sectors as of 12/31/2021(%)(1)(2)(3)

Real Estate	49.5
Financials	16.0
Collateralized Loan Obligations	9.3
Communication Services	9.3
LLC Interest	5.9

Top 10 Holdings as of 12/31/2021(%)(1)(2)(3)

NFRO REIT SUB, LLC (Common Stock)	16.6
NFRO REIT SUB II, LLC (Common Stock)	14.6
Caddo Timberland Investment Partnership LP (Preferred Stock)	10.6
Metro-Goldwyn-Mayer, Inc. (Common Stock)	6.5
EDS Legacy Partners 7.50%, 12/14/2023 (U.S. Senior Loans)	5.0
IQHQ, Inc. (Common Stock)	4.3
Buffalo Property Owner SPE LLC Secured Promissory Note A-2 3.00%, 2/28/2022 (U.S. Senior Loans)	4.3
CCS Medical Inc., Term Loan, 1st Lien 5.13%, 5/31/2022 (U.S. Senior Loans)	4.1
Buffalo Property Owner SPE LLC Secured Promissory Note A-1 3.00%, 2/28/2022 (U.S. Senior Loans)	3.8
NEXLS LLC (LLC Interest)	3.5

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in a cash equivalent.

4	Annual Report

CONSOLIDATED FINANCIAL STATEMENTS

Highland Income Fund

A guide to understanding the Fund’s consolidated financial statements

Consolidated Investment Portfolio	The Consolidated Investment Portfolio details all of the Fund’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Consolidated Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Consolidated Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Consolidated Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Consolidated Statements of Changes in Net Assets	These statements detail how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting periods. The Consolidated Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Consolidated Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Consolidated Financial Highlights	The Consolidated Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Consolidated Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Consolidated Financial Statements	These notes disclose the organizational background of the Fund, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report	5

CONSOLIDATED INVESTMENT PORTFOLIO

As of December 31, 2021	Highland Income Fund

Shares		Value ($)

Common Stocks - 49.2%

COMMUNICATION SERVICES - 8.0%
502,161	Metro-Goldwyn-Mayer, Inc. (a)(b)	65,029,849
97,600	Telesat (b)	2,798,192
96,700	Telesat, Class B (b)	2,772,389
27,134	TerreStar Corporation (a)(b)(c)(d)	9,098,844

		79,699,274

CONSUMER DISCRETIONARY - 0.0%
1,450	Toys ‘R’ Us (b)(c)(d)	31,683

ENERGY - 0.0%
1,118,286	Value Creation, Inc. (b)(c)(d)	—

GAMING/LEISURE - 0.3%
34,512	LLV Holdco LLC - Series A, Membership Interest (b)(c)(d)(e)	3,280,185
436	LLV Holdco LLC - Series B, Membership Interest (b)(c)(d)(e)	41,406

		3,321,591

HEALTHCARE - 0.0%
207,031	CCS Medical Inc. (b)(c)(d)(e)	385,699

MATERIALS - 0.2%
299,032	MPM Holdings, Inc. (b)	1,495,160

REAL ESTATE - 40.7%
1,474,379	Allenby (b)(c)(d)(e)	—
22,053	CBL & Associates Properties, REIT (b)	688,054
10,359,801	Claymore (b)(c)(d)(e)	—
72,000	Independence Realty Trust, Inc., REIT	1,859,760
2,356,665	IQHQ, Inc. (b)(c)(d)	42,962,003
552,534	NexPoint Real Estate Finance (e)	10,636,280
153,276	NexPoint Residential Trust, REIT (e)	12,849,127
18,568	NexPoint Storage Partners, Inc. (b)(c)(d)(e)	25,868,009
90,436,434	NFRO REIT SUB II, LLC (b)(c)(d)(e)	144,908,108
15,919,419	NFRO REIT SUB, LLC (b)(c)(d)(e)	165,407,541

		405,178,882

	Total Common Stocks (Cost $658,439,101)	490,112,289

Principal Amount ($)

U.S. Senior Loans (f) - 23.1%

COMMUNICATION SERVICES - 0.8%
7,640,989	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/28 (c)(d)	7,640,990
55,397	TerreStar Corporation, Term Loan H, 02/28/22 (c)(d)	55,397
59,375	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (c)(d)	59,375

		7,755,762

CONSUMER PRODUCTS - 0.3%
3,265,721	Dayco Products LLC, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+4.250%, 05/08/23	3,216,735

Principal Amount ($)		Value ($)

ENERGY - 0.6%
6,403,998	Quarternorth Energy Holding, Term Loan, 2nd Lien, 08/27/26	6,438,675

GAMING/LEISURE - 1.7%
22,764,040	Ginn-LA CS Borrower LLC, Term Loan A, 1st Lien, (c)(d)(g)	878,282
48,791,955	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, (c)(d)(g)	—
938,933	LLV Holdco LLC, 3rd Protective Advance, 09/30/22 (c)(d)(e)	934,238
333,130	LLV Holdco LLC, 4th Protective Advance, 09/30/22 (c)(d)(e)	331,464
11,940,100	LLV Holdco LLC, Revolving Exit Loan, 09/05/22 (c)(d)(e)	14,491,700

		16,635,684

HEALTHCARE - 4.9%
72,092,621	CCS Medical Inc., Term Loan, 1st Lien, 05/31/22 (c)(d)(e)	40,380,946
8,500,000	Sapience Therapeutics Inc, Tranche A, 12/09/23 (c)(d)	8,500,000

		48,880,946

INFORMATION TECHNOLOGY - 5.0%
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (c)(d)(e)	49,533,000

METALS & MINING - 1.3%
14,299,405	Peabody Energy Corporation, 2018 Refinancing Term Loan, 1st Lien, 03/31/25	12,950,293

REAL ESTATE - 8.1%
38,000,000	Buffalo Property Owner SPE LLC Secured Promissory Note A-1, VAR United States Secured Overnight Financing Rate+3.000%, 02/28/22 (c)(d)	38,000,000
42,337,570	Buffalo Property Owner SPE LLC Secured Promissory Note A-2, VAR United States Secured Overnight Financing Rate+3.000%, 02/28/22 (c)(d)	42,337,570

		80,337,570

RETAIL - 0.4%
4,006,609	GNC Holdings LLC, Term Loan, 2nd Lien, 10/07/26	3,772,223

UTILITIES - 0.0%
59,127,210	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (c)(d)(h)	59,423

	Total U.S. Senior Loans (Cost $334,413,046)	229,580,311

Shares

Preferred Stock - 16.7%

FINANCIALS - 16.0%
101,595,380	Caddo Timberland Investment Partnership LP (b)(c)(d)(i)	105,659,195
3,980	Eastland CLO 1.00%, 05/01/2022 (b)(j)	1,592,000

6	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2021	Highland Income Fund

Shares		Value ($)

Preferred Stock (continued)

FINANCIALS (continued)
34,500	Eastland CLO II (b)(i)(k)	13,800,000
8,860	Gleneagles CLO, 12/30/2049 (b)(c)(d)(i)(j)	4,164,200
40,000	Granite Point Mortgage Trust 7.00% (k)(l)	1,022,000
62,600	Grayson CLO, 11/01/2021 (c)(d)(i)(j)	23,788,000
12,553	Rockwall CDO, 08/01/2024 (b)(i)(j)	6,966,637
4,800	Rockwall CDO (i)(k)	1,920,000

		158,912,032

REAL ESTATE - 0.7%
267,154	Braemar Hotels & Resorts, REIT 5.50% (b)(k)	5,556,803
249,514	G-LA Resorts Holdings (b)(c)(d)(i)(k)	249,514
82,301	Wheeler Real Estate Investment Trust, REIT 9.00% (b)(k)	552,240
47,300	Wheeler Real Estate Investment Trust, REIT 8.75%, 10.75%, 09/21/2023 (b)(k)(m)(n)	712,338

		7,070,895

	Total Preferred Stock (Cost $63,267,398)	165,982,927

Principal Amount ($)

Collateralized Loan Obligations - 9.3%
2,000,000	Apex Credit CLO, Series 2019-1A, Class D VAR ICE LIBOR USD 3 Month+7.100%, 7.22%, 4/18/2032 (j)	1,920,000
1,500,000	Atlas Senior Loan Fund, Series 2017- 8A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 7.27%, 1/16/2030 (j)	1,215,000
2,400,000	Atlas Senior Loan Fund XII, Series 2018-12A, Class E VAR ICE LIBOR USD 3 Month+5.950%, 6.07%, 10/24/2031 (j)	2,160,000
500,000	Carlyle US CLO, Series 2020-4A, Class D VAR ICE LIBOR USD 3 Month+7.650%, 7.77%, 1/15/2033 (j)	500,675
1,250,000	Cathedral Lake CLO, Series 2017-1A, Class DR VAR ICE LIBOR USD 3 Month+7.250%, 7.37%, 10/15/2029 (j)	1,115,500
2,000,000	Cathedral Lake VII, Series 2021-7RA, Class E VAR ICE LIBOR USD 3 Month+7.770%, 7.89%, 1/15/2032 (j)	1,955,000
3,324,756	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (j)(o)	997,427
1,000,000	CIFC Funding, Series 2018-1A, Class ER2 VAR ICE LIBOR USD 3 Month+5.850%, 5.97%, 1/18/2031 (j)	955,000
3,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR ICE LIBOR USD 3 Month+7.950%, 8.07%, 10/15/2029 (j)	2,430,000

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,537,000	Dryden 36 Senior Loan Fund, Series 2019-36A, Class ER2 VAR ICE LIBOR USD 3 Month+6.880%, 7.00%, 4/15/2029 (j)	1,535,156
4,000,000	Eaton Vance CLO, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 8.37%, 4/15/2031 (j)	3,910,000
5,450,000	Galaxy XXVI CLO, Series 2018-26A, Class F VAR ICE LIBOR USD 3 Month+8.000%, 8.16%, 11/22/2031 (j)	5,019,450
1,000,000	GoldenTree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 6.63%, 4/20/2030 (j)	870,000
2,500,000	GoldenTree Loan Opportunities IX, Series 2018-9A, Class FR2 VAR ICE LIBOR USD 3 Month+7.640%, 7.77%, 10/29/2029 (j)	2,326,082
8,719,047	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 0.73%, 11/25/2051 (j)	6,016,142
4,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.350%, 7.48%, 10/20/2027 (j)	3,770,000
3,000,000	KKR CLO 18, Series 2017-18, Class E VAR ICE LIBOR USD 3 Month+6.450%, 6.57%, 7/18/2030 (j)	2,940,000
3,300,000	Madison Park Funding X, Series 2019- 10A, Class ER2 VAR ICE LIBOR USD 3 Month+6.400%, 6.53%, 1/20/2029 (j)	3,300,000
1,400,000	Madison Park Funding XX, Series 2018-20A, Class ER VAR ICE LIBOR USD 3 Month+5.300%, 5.43%, 7/27/2030 (j)	1,330,000
2,350,000	Madison Park Funding XXIV, Series 2019-24A, Class ER VAR ICE LIBOR USD 3 Month+7.200%, 7.33%, 10/20/2029 (j)	2,338,132
2,000,000	Madison Park Funding XXIX, Series 2018-29A, Class F VAR ICE LIBOR USD 3 Month+7.570%, 7.69%, 10/18/2030 (j)	1,931,400
1,000,000	Madison Park Funding XXX, Series 2018-30A, Class F VAR ICE LIBOR USD 3 Month+6.850%, 6.97%, 4/15/2029 (j)	895,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR ICE LIBOR USD 3 Month+6.500%, 6.62%, 1/15/2028 (j)	467,705
2,500,000	Man GLG US CLO, Series 2018-1A, Class DR VAR ICE LIBOR USD 3 Month+5.900%, 6.03%, 4/22/2030 (j)	2,261,937
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR ICE LIBOR USD 3 Month+7.910%, 8.03%, 10/18/2028 (j)	4,305,727
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR ICE LIBOR USD 3 Month+8.170%, 8.37%, 6/15/2031 (j)	3,390,000
1,000,000	OCP CLO, Series 2015-9A, Class E VAR ICE LIBOR USD 3 Month+6.400%, 6.52%, 7/15/2027 (j)	983,750
2,900,000	OHA Credit Partners XII, Series 2018- 12A, Class FR VAR ICE LIBOR USD 3 Month+7.680%, 7.80%, 7/23/2030 (j)	2,677,570

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2021	Highland Income Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR ICE LIBOR USD 3 Month+7.390%, 7.51%, 1/17/2031 (j)	2,550,200
2,000,000	Park Avenue Institutional Advisers CLO, Series 2021-2A, Class E VAR ICE LIBOR USD 3 Month+7.010%, 7.11%, 7/15/2034 (j)	1,928,000
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.71%, 6/22/2030 (j)	2,547,562
2,000,000	Symphony CLO XXVI, Series 2021-26A, Class ER VAR ICE LIBOR USD 3 Month+7.500%, 7.63%, 4/20/2033 (j)	2,011,600
5,955,627	THL Credit Wind River, Series 2014-2A 0.00%, 1/15/2031 (c)(d)(g)(j)(o)	1,471,635
2,200,000	TICP CLO I-2, Series 2018-IA, Class E VAR ICE LIBOR USD 3 Month+8.000%, 8.12%, 4/26/2028 (j)	2,012,450
4,150,000	TICP CLO III-2, Series 2018-3R, Class F VAR ICE LIBOR USD 3 Month+7.980%, 8.11%, 4/20/2028 (j)	3,787,290
5,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR ICE LIBOR USD 3 Month+7.785%, 7.91%, 4/15/2032 (j)	4,486,665
1,000,000	Vibrant ClO 1X, Series 2018-9A, Class D VAR ICE LIBOR USD 3 Month+6.250%, 6.38%, 7/20/2031 (j)	907,000
1,275,000	Voya CLO, Series 2018-2A, Class DR VAR ICE LIBOR USD 3 Month+5.600%, 5.72%, 4/25/2031 (j)	1,173,000
1,000,000	Webster Park CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+7.750%, 7.88%, 7/20/2030 (j)	925,000
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR ICE LIBOR USD 3 Month+6.910%, 7.03%, 7/15/2031 (j)	2,280,000
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR ICE LIBOR USD 3 Month+5.250%, 5.37%, 4/15/2029 (j)	2,706,000

	Total Collateralized Loan Obligations (Cost $95,749,801)	92,303,055

Shares

LLC Interest - 5.9%
763	NEXLS LLC (c)(d)(e)	35,315,956
624,311	NREF OP II, L.P. (e)	12,017,981
11,854,986	SFR WLIF I, LLC (c)(d)(e)	11,246,731

	Total LLC Interest (Cost $51,970,268)	58,580,668

Registered Investment Companies - 1.6%
48,649	Highland Global Allocation Fund (e)(m)	441,246
9,600	Highland Income Fund (e)	105,504
1,156,943	NexPoint Diversified Real Estate Trust (e)	15,711,286

	Total Registered Investment Companies (Cost $18,256,917)	16,258,036

Units		Value ($)

Warrants - 0.9%

ENERGY - 0.9%
5,801	Arch Resources, Expires 10/08/2023 (b)	256,694
85,465	Quarternorth Energy Holding Inc. Tranche 1, Expires 08/27/2029 (b)	715,770
164,598	Quarternorth Energy Holding Inc. Tranche 2, Expires 08/27/2029 (b)	953,269
74,837	Quarternorth Energy Holding Inc. Tranche 3, Expires 08/27/2029 (b)	7,321,566

	Total Warrants (Cost $9,193,998)	9,247,299

Principal Amount ($)

Corporate Bonds & Notes - 0.5%

COMMUNICATION SERVICES - 0.0%
1,550	iHeartCommunications, Inc. 6.38%, 05/01/26	1,610

FINANCIALS - 0.4%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/26 (j)	4,000,000

INDUSTRIALS - 0.0%
7,500,000	American Airlines 12/31/49 (g)(h)	—

REAL ESTATE - 0.1%
666,417	CBL & Associates HoldCo II 10.00%, 11/15/29 (g)	669,019

UTILITIES - 0.0%
15,222,107	Bruce Mansfield Pass-Through Trust 6.85%, 06/01/34 (g)	—

	Total Corporate Bonds & Notes (Cost $4,677,261)	4,670,629

Shares

Master Limited Partnership - 0.1%

ENERGY - 0.1%
179,200	Energy Transfer LP	1,474,816

	Total Master Limited Partnership (Cost $1,869,174)	1,474,816

Units

Rights - 0.0%

UTILITIES - 0.0%
4,933	Texas Competitive Electric Holdings Co., LLC (b)	6,734

	Total Rights (Cost $–)	6,734

8	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (continued)

As of December 31, 2021	Highland Income Fund

Principal Amount ($)		Value ($)

Claims (p) - 0.0%

Communication Services - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility (c)(d)(g)	52,138

	Total Claims (Cost $1,814,883)	52,138

Repurchase Agreement (q)(r) - 0.0%
156,357	RBC Dominion Securities 0.050%, dated 12/31/2021 to be repurchased on 01/03/2022, repurchase price $156,358 (collateralized by U.S. Government obligations, ranging in par value $0 - $28,409, 0.000% - 6.500%, 05/15/2022 - 12/01/2051; with total market value $159,484)	156,357

	Total Repurchase Agreement (Cost $156,357)	156,357

Shares

Cash Equivalent - 5.2%

MONEY MARKET FUND(s) - 5.2%
51,366,506	Dreyfus Treasury Obligations Cash Management, Institutional Class 0.010%	51,366,506

	Total Cash Equivalent (Cost $51,366,506)	51,366,506

Total Investments – 112.5%		1,119,791,765

(Cost $1,291,174,710)

Securities Sold Short - (2.4)%

Exchange-Traded Fund - (1.2)%
(69,000)	ProShares UltraPro QQQ	(11,476,770)

	Total Exchange-Traded Fund (Proceeds $9,961,896)	(11,476,770)

Common Stocks - (1.2)%

CONSUMER DISCRETIONARY - (0.4)%
(50,000)	Wynn Resorts (t)	(4,252,000)

INFORMATION TECHNOLOGY - (0.8)%
(41,100)	Texas Instruments, Inc.	(7,746,117)

	Total Common Stocks (Proceeds $8,916,964)	(11,998,117)

	Total Securities Sold Short - (2.4)% (Proceeds $18,878,860)	(23,474,887)

Other Assets & Liabilities, Net - (10.1)% (u)		(100,702,039)

Net Assets - 100.0%		995,614,839

(a)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board of Trustees (the “Board”). Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
Metro-Goldwyn- Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$65,029,849	6.5%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$9,098,844	0.9%

(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $ 777,133,232, or 78.1% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board, or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $ 777,133,232, or 78.1% of net assets, were fair valued under the Fund’s valuation procedures as of December 31, 2021. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $543,886,407, or 54.6% of net assets, were affiliated with the Fund as of December 31, 2021.
(f)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of December 31, 2021, the LIBOR USD 3 Month rates was 0.21%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(g)	The issuer is, or is in danger of being, in default of its payment obligation.
(h)	Represents value held in escrow pending future events. No interest is being accrued.
(i)	There is currently no rate available.
(j)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At December 31, 2021, these securities amounted to $132,813,892 or 13.3% of net assets.

(k)	Perpetual security with no stated maturity date.
(l)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect December 31, 2021. Current LIBOR rates include 1 month which is equal to 0.10% and 3 months equal to 0.21%.

(m)

Securities (or a portion of securities) on loan. As of December 31, 2021, the fair value of securities loaned was $149,383. The loaned securities were secured with cash and/or securities collateral of $156,357. Collateral is calculated based on prior day’s prices.

(n)	Step Bonds - Represents the current rate, the step rate, and the step date.
(o)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

CONSOLIDATED INVESTMENT PORTFOLIO (concluded)

As of December 31, 2021	Highland Income Fund

(p)	This position represents claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UK Branch.
(q)	Tri-Party Repurchase Agreement.
(r)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2021 was $156,357.
(s)	Rate shown is 7 day effective yield.
(t)	No dividend payable on security sold short.
(u)	As of December 31, 2021, $23,786,363 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

Futures contracts outstanding as of December 31, 2021 were as follows:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Depreciation	Value
Short Futures:
Russell 2000 Index E-MINI	March 2022	(452)	$(49,868,638)	$(818,642)	$(50,687,280)
S&P 500 Index E-MINI	March 2022	(902)	(210,858,033)	(3,750,317)	(214,608,350)

				$(4,568,959)	$(265,295,630)

10	See Glossary on page 11 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Other Abbreviations:
CDO	Collateralized Debt Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PIK	Payment In-Kind
REIT	Real Estate Investment Trust
USD	United States Dollar
VAR	Variable

Annual Report	11

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2021	Highland Income Fund

$
Assets
Investments from unaffiliated issuers, at value (a)	524,382,495
Affiliated investments, at value (Note 10)	543,886,407

Total Investments, at value (Cost $1,239,651,847)	1,068,268,902
Repurchase Agreements, at value	156,357
Cash equivalent (Note 2)	51,366,506
Cash	66,221
Restricted Cash — Securities Sold Short (Note 2)	23,786,363
Restricted Cash — Futures (Note 3)	15,131,520
Receivable for:
Variation margin	712,785
Investments sold and principal paydowns	580,003
Dividends and interest	15,216,747
Fund shares sold	119,022
Prepaid expenses and other assets	414,050

Total assets	1,175,818,476

Liabilities:
Securities sold short, at value (Proceeds $18,878,860) (Note 2)	23,474,887

Payable for:
Investments purchased	15,170,483
Investment advisory and administration fees (Note 7)	855,302
Legal fees	212,719
Upon receipt of securities loaned (Note 4)	156,357
Printing fees	109,110
Due to broker	25
Accrued expenses and other liabilities	468,505

Total liabilities	40,447,388

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	139,756,249

Net Assets	995,614,839

Net Assets Consist of:
Paid-in capital	1,504,331,119
Total accumulated losses	(508,716,280)

Net Assets	995,614,839

Investments, at cost	425,035,663
Affiliated investments, at cost (Note 10)	814,616,184
Cash equivalents, at cost (Note 2)	51,366,506
Repurchase Agreements, at cost	156,357
Proceeds from securities sold short	18,878,860

Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	69,648,259
Net asset value per share (Net assets/shares outstanding)	14.29

(a) Includes fair value of securities on loan	149,383

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021	Highland Income Fund

$
Investment Income
Income:
Dividends from unaffiliated issuers	40,573,601
Dividends from affiliated issuers (Note 10)	4,156,104
Securities lending income (Note 4)	18,208
Interest from unaffiliated issuers	14,587,903
Interest from affiliated issuers (Note 10)	3,754,373
Interest paid in kind from unaffiliated issuers	993,704
Interest paid in kind from affiliated issuers (Note 10)	6,939,265
ROC reclass from affiliated issuers (Note 10)(a)	(3,568,340)

Total income	67,454,818

Expenses:
Investment advisory (Note 7)	7,186,151
Administration fees (Note 7)	2,300,883
Conversion fees (Note 2)	2,308,334
Legal fees	1,254,472
Accounting services fees	658,725
Interest expense, commitment fees, and financing costs (Note 6)	587,426
Amortized offering costs	518,713
Reports to shareholders	282,038
Trustees fees (Note 7)	222,995
Insurance	207,470
Dividends and fees on securities sold short (Note 2)	173,039
Pricing fees	152,384
Audit fees	128,159
Registration fees	61,896
Expedited settlement facility (Note 7)	40,020
Transfer agent fees	38,872
Custodian/wire agent fees	26,926
Other	109,159

Total operating expenses	16,257,662

Net investment income	51,197,156

Preferred dividend expenses	(7,793,756)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(34,827,970)
Investments in affiliated issuers	5,877,355
Futures contracts (Note 3)	(52,466,994)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	113,573,484
Investments in affiliated issuers	57,931,833
Securities sold short (Note 2)	(2,770,540)
Futures contracts (Note 3)	(517,774)

Net realized and unrealized gain (loss) on investments	86,799,394

Total increase in net assets resulting from operations	130,202,794

(a)

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Income Fund

	Year Ended December 31, 2021 ($)	Year Ended December 31, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	51,197,156	38,534,491
Preferred dividend expenses	(7,793,756)	(7,793,756)
Net realized loss on investments, securities sold short, written options, futures contracts and foreign currency transactions	(81,417,609)	(43,465,688)
Net increase in unrealized appreciation on investments, securities sold short, written options, futures contracts and foreign currency translations	168,217,003	36,470,982

Net increase from operations	130,202,794	23,746,029

Distributions Declared to Common Shareholders:
Distribution	(15,595,827)	(31,361,875)
Return of capital	(50,110,849)	(34,680,666)

Total distributions:	(65,706,676)	(66,042,541)

Increase (decrease) in net assets from operations and distributions	64,496,118	(42,296,512)

Share transactions:
Value of distributions reinvested	1,661,743	1,428,747
Shares repurchased of closed-end fund (Note 1)	(25,760,920)	(6,528,265)
Capital gains from the retirement of repurchased shares	4,870,013	2,338,990

Net decrease from shares transactions	(19,229,164)	(2,760,528)

Total increase (decrease) in net assets	45,266,954	(45,057,040)

Net Assets
Beginning of year	950,347,885	995,404,925

End of year	995,614,839	950,347,885

Change in Common Shares:
Issued for distribution reinvested	152,218	158,755
Shares redeemed (Note 1)	(1,854,281)	(544,508)

Net decrease in fund shares	(1,702,063)	(385,753)

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2021	Highland Income Fund

$
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	130,202,794

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(284,094,825)
Purchases of investment securities from affiliated issuers	(261,117,242)
Interest paid in kind from unaffiliated issuers	(993,704)
Interest paid in kind from affiliated issuers	(6,939,265)
Proceeds from disposition of investment securities from unaffiliated issuers	334,211,873
Proceeds from disposition of investment securities from affiliated issuers	90,595,086
Paydowns at cost	203,829,889
Net (amortization) accretion of discount	448,247
Proceeds from return of capital of investment securities from affiliated issuers	111,085,192
Proceeds from sales of repurchase agreements, net	16,374
Proceeds from securities sold short	13,958,604
Net realized (gain) loss on Investments from unaffiliated issuers	34,827,970
Net realized (gain) loss on Investments from affiliated issuers	(5,877,355)
Net change in unrealized (appreciation) depreciation on investments, investments in affiliated issuers, and securities sold short	(168,734,777)
(Increase) Decrease in receivable for investments sold and principal paydowns	7,856,570
(Increase) Decrease in receivable for dividends and interest	(2,519,325)
(Increase) Decrease in receivable for variation margin	(712,785)
(Increase) Decrease in prepaid expenses and other assets	266,496
Increase (Decrease) in payable for investments purchased	12,946,623
Increase (Decrease) in payable to investment advisory	(159,225)
Increase (Decrease) in payable for upon return of securities loaned	(16,374)
Increase (Decrease) in payable for variation margin	(1,114,373)
Increase (Decrease) in payable for printing fees	109,110
Increase (Decrease) in payable for legal fees	212,719
Increase (Decrease) in accrued expenses and other liabilities	(744,170)

Net cash flow provided by operating activities	207,544,127

Cash Flows Used In Financing Activities:
Distributions paid in cash, net of receivable	(64,044,933)
Decrease in notes payable	(200,000,000)
Payments on shares redeemed	(20,890,907)
Proceeds from shares sold	(3,506)

Net cash flow used in financing activities	(284,939,346)

Effect of exchange rate changes on cash	—

Net decrease in cash	(77,395,219)

Cash, cash equivalents, restricted cash and due to/from broker:
Beginning of year	167,745,804

End of year	90,350,585

End of year cash balances:
Cash	66,221
Cash equivalent	51,366,506
Restricted cash	38,917,883
Due to/from broker, net	(25)

End of year	90,350,585

Supplemental disclosure of cash flow information:
Reinvestment of distributions	1,661,743

Cash paid during the year for interest expense and commitment fees	587,426

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Income Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,			For the Period Ended December 31, 2018**		For the Years Ended June 30,
	2021	2020	2019			2018*‡	2017*‡

Net Asset Value, Beginning of Year/Period	$13.32	$13.88	$14.28	$15.12		$15.01	$14.33

Income from Investment Operations:

Net investment income(a)	0.72	0.54	0.85	0.42		0.75	0.68

Preferred dividend expense	(0.11)	(0.11)	(0.05)	—		—	—

Net realized and unrealized gain (loss)	1.21	(0.10)	(0.29)	(0.80)		0.18	0.74

Total Income from Investment Operations	1.82	0.33	0.51	(0.38)		0.93	1.42

Less Distributions Declared to shareholders:

From net investment income	(0.22)	(0.43)	(0.81)	(0.45)		(0.72)	(0.74)

From return of capital	(0.70)	(0.49)	(0.11)	(0.01)		(0.10)	—

Total distributions declared to shareholders	(0.92)	(0.92)	(0.92)	(0.46)		(0.82)	(0.74)

Capital Share Transactions:

Retirement of Tendered Shares(a)	0.07	0.03	0.01	—		—	—

Net Asset Value, End of Year/Period(b)	$14.29	$13.32	$13.88	$14.28		$15.12	$15.01

Market Value, End of Year/Period	$10.99	$10.28	$12.43	$12.80		$15.62	$—

Market Value Total Return(c)	16.35%	(8.29)%	4.30%	(15.44	)%(d)	9.77%	10.05%

Ratios based on Average Managed Assets

Gross operating expenses(g)(h)	1.44%	1.83%	2.28%	N/A		N/A	N/A

Net investment income(h)	4.53%	2.89%	3.98%	N/A		N/A	N/A

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Year/Period (000’s)	$995,615	$950,348	$995,405	$1,026,412		$1,085,547	$389,278

Gross operating expenses(g)(h)	1.67%	2.68%	3.39%	3.10%		1.79%	1.20	%(i)

Net investment income(h)	5.26%	4.22%	5.93%	5.48%		4.98%	4.61%

Portfolio turnover rate	38%	22%	18%	27	%(d)	177%	63%

Average commission rate paid(j)	$0.0348	$0.0969	$0.0032	$0.0243		$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund.
**	For the six-month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	Not annualized.
(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below.
(g)	Includes dividends and fees on securities sold short.
(h)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1 fees.
(i)

The prior custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount difference between what was charged for certain predecessor entities of the Fund and what should have been charged, plus interest, was communicated back to the Floating Rate Opportunities Fund in the fourth quarter of 2016 as a reimbursement. This amount was recorded as a “Reimbursement of Custodian Fees” in the Statement of Operations for the Fund. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.

(j)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

16	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

Highland Income Fund

Supplemental Expense Ratios:

	For the Years Ended December 31,			For the Period Ended December 31, 2018**		For the Years Ended June 30,
	2021	2020	2019			2018*‡		2017*‡

Ratios based on Average Managed Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.44%	1.83%	2.28%	N/A		N/A		N/A

Interest expense and commitment fees, and preferred dividend expense	0.74%	1.17%	1.27%	N/A		N/A		N/A

Dividends and fees on securities sold short	0.02%	0.02%	0.01%	N/A		N/A		N/A

Ratios to Average Net Assets

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	1.67%	2.68%	3.39%	3.10%		1.79%		1.12%

Interest expense and commitment fees, and preferred dividend expense	0.86%	1.71%	1.90%	1.63%		0.49%		0.01%

Dividends and fees on securities sold short	0.02%	0.03%	0.01%	—	%(k)	—	%(k)	0.01%

Borrowings at end of year/period:

Aggregate Amount Outstanding Excluding Preferred Shares*	—	200,000,000	419,796,600	496,141,100		498,563,423		—

Asset Coverage Per $1,000*	—	5,751.74	3,371.16	3,068.79		3,177.35		N/A

Aggregate Amount Outstanding Including Preferred Shares*	145,000,000	345,000,000	564,796,600	496,141,100		498,563,423

Asset Coverage Per $1,000*	7,859.92	3,754.63	2,762.41	3,068.79		3,177.35		N/A

*	See Note 11 for further details
(k)	Represents less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2021	Highland Income Fund

Note 1. Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

On July 29, 2019, the Fund issued 5.4 million 5.375% Series A Cumulative Preferred shares (NYSE: HFRO.PR.A) with an aggregate liquidation value of $135 million. Subsequently on August 9, 2019, the underwriters exercised their option to purchase additional overallotment shares of $10mm, resulting in a total Preferred outstanding offering of $145mm.

The Series A Cumulative Preferred shares are perpetual, non-callable for five years, and have a liquidation preference of $25.00 per share. Distributions are scheduled quarterly, with payments beginning on September 30, 2019. Series A Preferred shares trade on the NYSE. Moody’s Investors Service has assigned an A1 rating to the preferred shares.

On April 24, 2020, the Board authorized the repurchase of up to 10% of the Fund’s shares over a twelve-month period. Under this program, the Fund repurchased 544,508, at an average price of $7.36, for a total investment of $4.0 million. Upon retirement of the repurchased shares, the net asset value was $6.5 million, or $11.99 per share. Under this repurchase program, all repurchases occurred during the year-ended December 31, 2020.

On July 9, 2021, the Fund announced a special meeting of shareholders (“Special Meeting”) to consider and vote on a proposal to convert the Fund from a registered investment company to a diversified holding company and to amend certain fundamental investment restrictions (“C-Corp Conversion”). On October 13, 2021, the Fund announced that it withdrew the C-Corp Conversion proposal, and the Board authorized the repurchase of $40 million common shares over a six-month period. Under this program, the Fund repurchased 1,854,281, at an average price of $11.19, for a total investment of $20.9 million. Upon retirement of the repurchased shares, the net asset value was $25.8 million, or $13.89 per share.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P., the Fund’s investments adviser (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC and its operations are included within the consolidated financial statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation. As of March 8, 2021, the HFRO Sub and related Financing Agreement was terminated.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such

18	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with policies and procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the invest-

ment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined by the Board or its designee in good faith as described above instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of December 31, 2021, the Fund is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $5.2 million are presented net with the mezzanine equity on the Consolidated Statement of Assets and Liabilities.

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at December 31, 2021	Shares at December 31, 2021
Cumulative preferred shares (Series A)	5,800,000	$139,756,249	$145,000,000	$5,243,751	$—	$139,756,249	5,800,000

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;
Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for

Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of December 31, 2021, the Fund’s investments consisted of U.S. senior loans, collateralized loan obligations, corporate bonds and notes, claims, common stocks, registered investment companies, exchange-traded funds, master limited partnerships, cash equivalents, repurchase agreements, rights, warrants, preferred stock, and LLC interests. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s futures contracts are valued based on the settlement price established each day by the board of trade or exchange on which they principally trade and are classified as Level 1 liabilities.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets and liabilities as of December 31, 2021, is as follows:

	Total value at December 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
Highland Income Fund
Assets
Common Stocks
Communication Services	79,699,274	5,570,581	65,029,849	9,098,844
Consumer Discretionary	31,683	—	—	31,683
Energy	—	—	—	–	(1)
Gaming/Leisure	3,321,591	—	—	3,321,591
Healthcare	385,699	—	—	385,699
Materials	1,495,160	—	1,495,160	—
Real Estate	405,178,882	26,033,221	—	379,145,661

20	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

	Total value at December 31, 2021 ($)	Level 1 Quoted Price ($)	Level 2 Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)
U.S. Senior Loans
Communication Services	7,755,762	—	—	7,755,762
Consumer Products	3,216,735	—	3,216,735	—
Energy	6,438,675	—	6,438,675	—
Gaming/Leisure	16,635,684	—	—	16,635,684
Healthcare	48,880,946	—	—	48,880,946
Information Technology	49,533,000	—	—	49,533,000
Metals & Mining	12,950,293	—	12,950,293	—
Real Estate	80,337,570	—	—	80,337,570
Retail	3,772,223	—	3,772,223	—
Utilities	59,423	—	—	59,423
Preferred Stock
Financials	158,912,032	1,022,000	24,278,637	133,611,395
Real Estate	7,070,895	6,821,381	—	249,514
Collateralized Loan Obligations	92,303,055	—	90,831,420	1,471,635
LLC Interest	58,580,668	—	12,017,981	46,562,687
Registered Investment Companies	16,258,036	16,258,036	—	—
Warrants
Energy	9,247,299	—	9,247,299	—
Corporate Bonds & Notes
Communication Services	1,610	—	1,610	—
Financials	4,000,000	—	4,000,000	—
Industrials(1)	—	—	—	—
Real Estate	669,019	—	669,019	—
Utilities(1)	—	—	—	—
Master Limited Partnerships
Energy	1,474,816	1,474,816	—	—
Rights
Utilities	6,734	—	6,734	—
Claims	52,138	—	—	52,138
Repurchase Agreement	156,357	156,357	—	—
Cash Equivalent	51,366,506	51,366,506	—	—

Total Assets	1,119,791,765	108,702,898	233,955,635	777,133,232

Liabilities
Securities Sold Short
Exchange-Traded Fund	(11,476,770)	(11,476,770)	—	—
Common Stocks
Consumer Discretionary	(4,252,000)	(4,252,000)	—	—
Information Technology	(7,746,117)	(7,746,117)	—	—
Futures(2)	(4,568,959)	(4,568,959)	—	—

Total Liabilities	(28,043,846)	(28,043,846)	—	—

Total	1,091,747,919	80,659,052	233,955,635	777,133,232

(1)	This category includes securities with a value of zero.
(2)	Futures contracts are valued at the unrealized depreciation on the instrument.

Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2021.

	Balance as of December 31, 2020 $	Transfers Into Level 3 $	Transfers Out of Level 3 $	Accrued Discounts (Premiums) $	Distribution to Return Capital $	Realized Gain (Loss) $	Net Change in Unrealized Appreciation (Depreciation) $	Net Purchases $	Net Sales $		Balance as of December 31, 2021 $	Change in Unrealized Appreciation (Depreciation) from Investments held at December 31, 2021 $
Common Stocks
Communication Services	8,952,049	—	—	—	—	—	146,795	—	—		9,098,844	146,795
Consumer Discretionary	3,625,426	—	—	—	—	(4,867,133)	4,971,331	—	(3,697,941)		31,683	4,971,331
Energy	1	—	—	—	—	—	(1)	—	—		—	(1)
Gaming/Leisure	2,919,018	—	—	—	—	—	402,573	—	—		3,321,591	402,573
Healthcare	—	—	—	—	—	—	385,699	—	—		385,699	385,699
Real Estate	241,157,527	—	—	—	(109,244,205)	243,235	39,668,831	207,563,508	(243,235)		379,145,661	39,668,831
U.S. Senior Loans
Communication Services	6,941,277	—	—	63	—	—	(63)	814,485	—		7,755,762	(63)
Gaming/Leisure	16,983,655	—	—	—	—	—	215,388	—	(563,359	)(a)	16,635,684	215,388
Healthcare	44,760,356	—	—	—	—	—	(11,318,675)	15,439,265	—		48,880,946	(11,318,675)
Information Technology	50,028,900	—	—	—	—	—	(495,900)	—	—		49,533,000	(495,900)
Real Estate	—	—	—	—	—	—	—	81,000,000	(662,430	)(a)	80,337,570	—
Utilities	—	98,441	—	—	—	—	(39,018)	—	—		59,423	(39,018)
Preferred Stock
Financials	22,379,500	2,471,054	—	—	—	—	95,767,901	12,992,939	—		133,611,395	95,767,901
Real Estate	244,855,817	—	—	—	—	—	(64,968,980)	—	(179,637,322)		249,514	(64,968,980)
Collateralized Loan Obligations	—	—	—	—	—	—	(218,274)	1,689,909	—		1,471,635	(218,274)
LLC Interest	59,522,897	—	—	—	—	—	18,810,746	20,895,075	(52,666,032	)(b)	46,562,687	18,810,746
Claims	52,138	—	—	—	—	—	—	—	—		52,138	—
Corporate Bonds & Notes
Energy	—	—	—	—	—	(13,316,507)	13,316,507	—	—		—	—

Total	702,178,561	2,569,495	—	63	(109,244,205)	(17,940,405)	96,644,860	340,395,181	(237,470,319)		777,133,232	83,328,353

(a)	Denotes paydown
(b)	Denotes SFR WLIF II, LLC’s transfer to a sub-REIT

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the year ended December 31, 2021, there was one U.S.

Senior Loan positions and one Preferred Stock position that transferred in to Level 3. These transfers are primarily related to the positions becoming very thinly traded and highly illquid during the year, resulting in transfers into Level 3. Determination of fair value is uncertain because it involves subjective judgments and estimates that are unobservable.

22	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within

Level 3 of the fair value hierarchy:

Category	Fair Value at 12/31/21 $	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Common Stocks	391,983,478	Multiples Analysis	Multiple of EBITDA less CAPEX	10.5x - 15.5x (13.0x)
			Revenue Multiple	0.40x - 0.45x (0.43x)
			Unadjusted Price/MHz-PoP	$0.09 - $0.95 ($0.52)
			NAV / sh multiple	0.75x - 1.00x (0.88x)
		Discounted Cash Flow	Discount Rate	1.49% - 30.0% (13.71%)
			Capitalization Rate	5.50% - 9.50% (7.5%)
		Transaction Analysis	Multiple of EBITDA less CAPEX	14.0x - 15.5x (14.75x)
			Price per Sq. Ft.	$25.00 - $31.00 ($28.00)
		Transaction Indication of Value	Enterprise Value ($mm)	$841.00
		Liquidation Analysis	Recovery Rate	75% - 100% (94%)
		NAV Approach	Valuation of Underlying Investments	N/A
U.S. Senior Loans	203,202,385	Multiples Analysis	Multiple of EBITDA less CAPEX	10.5x - 15.5x (13.0x)
			Revenue Multiple	0.40x - 0.45x (0.425x)
		Transaction Analysis	Multiple of EBITDA less CAPEX	14.0x - 15.5x (14.75x)
		Discounted Cash Flow	Discount Rate	9.25% - 15.50% (11.81%)
		Transaction Indication of Value	Net Purchase Price ($mm)	$6.36
		Transaction Indication of Value	Cost Price	N/A
		Third Party Indication of Value	Broker Quote	Various
Preferred Stock	133,860,909	Multiples Analysis	Value per Acre Multiple	$1,600 - $1,800 ($1,700)
		Third Party Indication of Value	Broker Quote	Various
		Transaction Indication of Value	Cost Price	N/A
Collateralized Loan Obligation	1,471,635	Third Party Indication of Value	Broker Quote	Various
LLC Interest	46,562,687	NAV Approach	Ownership Structure	N/A
		Discounted Cash Flow	Discount Rate	14.0%
Claims	52,138	Third Party Indication of Value	Indication of Value	1.375

	777,133,232	Transaction Indication of Value	Cost Price	N/A

In addition to the unobservable inputs utilized for various valuation methodologies, the Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 10% to as high as 90% as of December 31, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Fund’s Preferred Stock are the value per acre multiple and broker quote. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s U.S. Senior Loans are the discount rate, net purchase price, adjusted EBITDA multiple, revenue multiple, and broker quote. Significant decreases

(increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s claims is the indication of value. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the unadjusted price/MHz-PoP multiple, EBITDA multiple, revenue multiple, discount rate, price per sq. ft., enterprise value, NAV per share multiple, capitalization rate, and recovery rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the

Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and PIK are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the maturity date, while amortization of premium on taxable bonds and loans is computed to the earliest call date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund records distributions received from investments in real estate investment trusts (“REIT”) and partnerships in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts once the issuers provide information about the actual composition of the distributions.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in Consolidated Statement of Operations. There were no interest or penalties during the year ended December 31, 2021.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Consolidated Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Consolidated Statement of Cash Flows. The cash amount shown in the Consolidated Statement of Cash Flows is the amount included within the Fund’s Consolidated Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) cash equivalents, foreign currency and restricted cash held at broker(s).

24	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $23,786,363 was held with the broker for the Fund. Securities valued at $0 were posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Conversion Costs

In conjunction with the shareholder proposal to convert the Fund from an open-end fund to a C-Corporation (see Note 1), the Fund has incurred legal fees and other fees in preparation of this conversion. These conversion costs include both actual and estimated fees, and are included in the Consolidated Statement of Operations as conversion fees.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Fund may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Fund invests in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract

Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended December 31, 2021, the Fund entered into futures transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, and to gain market exposure for residual and accumulating cash positions. Cash held as collateral for futures contracts is shown on the Consolidated Statement of Assets and Liabilities as “Restricted Cash —Futures.”

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended December 31, 2021, the Fund did not hold written options.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities. See Note 6 for additional information on the Fund’s reverse repurchase agreements, if any.

Additional Derivative Information

The Fund is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The fair value of derivative instruments on the Consolidated Statement of Assets and Liabilities have the following risk exposure at December 31, 2021:

	Fair Value
Risk Exposure	Asset Derivative		Liability Derivative
Equity Price Risk	$—	(1)	$(4,568,959	)(1)

(1)

Includes cumulative unrealized depreciation of futures contracts as reported in the Consolidated Investment Portfolio and within the components of net assets section of the Consolidated Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the receivables and/or payables of the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2021, is as follows:

Risk Exposure	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$(52,466,994	)(1)	$(517,774	)(2)

(1)	Consolidated Statement of Operations location: Realized gain (loss) on futures contracts.
(2)	Consolidated Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on futures contracts.

The average monthly volume of derivative activity for the year ended December 31, 2021, is as follows:

Income Fund	Units/ Contracts	Appreciation/ (Depreciation)
Futures Contracts	—	$(5,159,142)

26	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Note 4. Securities Lending

Effective January, 7, 2020, the Fund entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement (“SLA”), which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities, which would be subject to offset as of December 31, 2021:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount
$149,383	$149,383	$—	$—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Consolidated Statement of Assets and Liabilities.

Amounts designated as (—) are $0.

The value of loaned securities and related collateral outstanding at December 31, 2021 are shown in the Consolidated Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2021, the cash collateral was invested in repurchase agreements with the following maturities:

Remaining Contractual Maturity of the Agreements, as of December 31, 2021

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$156,357	$—	$—	$—	$156,357

Amounts designated as (—) are $0.

The Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The fair value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Fund would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLAs, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Fund can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Fund. The calculation of net investment income per share in the Consolidated Financial Highlights table excludes these adjustments.

For the year ended December 31, 2021, permanent differences chiefly resulting from return of capital distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings (Accumulated Losses)	Paid-in- Capital
$4,910,967	$(4,910,967)

At December 31, 2021, the Fund’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)
$—	$(316,495,317)	$(192,220,963)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnerships, PFICs, REIT basis adjustments and difference in premium amortization methods for book and tax.

As of December 31, 2021, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders. During the year ended December 31, 2021, the Fund did not utilize capital carryforwards to offset capital gains.

No Expiration Short- Term	No Expiration Long-Term	Total
$—	$(316,495,317)	$(316,495,317)

The tax character of distributions paid during the last two fiscal years ended December 31, is as follows:

	Ordinary Income	Long-term Capital Gain	Return of Capital
2021	$15,595,827	$—	$50,110,849
2020	31,361,875	—	34,680,666

Amounts designated as (—) are $0.

Unrealized appreciation (depreciation) at December 31, 2021, based on cost of investments, securities sold short and foreign currency transactions for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$209,537,430	$(401,758,393)	$(192,220,963)	$1,256,043,147

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2021, the Fund did not elect to defer net realized losses incurred from November 1, 2021 through December 31, 2021.

Note 6. Credit Agreement and Reverse Repurchase Agreement

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement (the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A. The Fund is in compliance with the Financing Arrangement. On December 7, 2020, the Fund amended the Financing Agreement to temporarily decrease the aggregate Commitments from $350,000,000 to $200,000,000. Prior to the amendment, the maximum borrow outstanding was $300,000,000. Under the Financing Agreement, the Fund pays a rate of one-month LIBOR + 1.35%.

Pursuant to the terms of the Financing Arrangement, as amended and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $200 million. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. As of March 8, 2021 this Financing Agreement was terminated with Bank of America Merrill Lynch and Bank of America, N.A. The Fund’s average daily balance was $170,149,254 at a weighted average interest rate of 1.48% for the days outstanding.

28	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Note 7. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). On occasion, the Investment Adviser voluntarily waives additional fees to the extent assets are invested in certain affiliated investments.

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the year ended December 31, 2021:

Annual Fee Rate to the Investment Advisor	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this report and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the period ended December 31, 2021, the Fund paid $40,020 to the dealers as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Other Matters

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Fund. The Investment Adviser, and not the Fund, will compensate all Investment Adviser and Skyview personnel who provide services to the Fund.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Note 8. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

The value of debt securities owned by the Fund may be affected by the ability of issuers to make principal and interest payments and by the issuer’s or counterparty’s credit quality. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately.

As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. The Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a RIC, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

30	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Financial Services Industry Risk

The risk associated with the fact that the Trust’s investments in Senior Loans are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at the Fund’s expense, the Fund’s expenses would be increased.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most

Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

liquid US LIBOR maturities on June 30, 2023. It is expected that market participants have or will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication date. Additionally, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), the future utilization of LIBOR or of any particular replacement rate remains uncertain.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation dates, the impact on certain debt securities, derivatives and other financial instruments remains uncertain. It is expected that market participants will adopt alternative rates such as SOFR or otherwise amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. Further, uncertainty and risk remain regarding the willingness and ability of issuers and lenders to include alternative rates and revised provisions in new and existing contracts or instruments. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. While the transition process away from LIBOR has become increasingly well-defined in advance of the expected LIBOR cessation dates, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Furthermore, the risks associated with the cessation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to alternative reference rates is not completed in a timely manner. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate and these effects could be experienced until the permanent cessation of the majority of U.S. LIBOR rates in 2023. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

LIBOR Transition and Associated Risk

Certain instruments held by the Fund pay an interest rate based on the LIBOR, which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Management Risk

The risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Fund holds, which may result in a decline in the value of fund shares and failure to achieve its investment objective.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages. The Fund could lose money if there are defaults on the mortgage loans underlying these securities.

32	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Non-Diversification Risk

The risk that an investment in the Fund could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investments in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally (“COVID-19”). This coronavirus has resulted in and may continue to result in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other preexisting political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

The United States responded to the coronavirus pandemic and resulting economic distress with fiscal and monetary stimulus packages, including the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) passed in late March 2020. The CARES Act provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals adversely impacted by the COVID-19 pandemic. In mid-March 2020, the U.S. Federal Reserve (the “Fed”) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations,

Annual Report	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

which added $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. In addition, the Fed extended credit to small- and medium-sized businesses. As the Fed “tapers” or reduces the amount of securities it purchases pursuant to quantitative easing, and/or if the Fed raises the federal funds rate, there is a risk that interest rates will rise, which could expose fixed-income and related markets to heightened volatility and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the fund’s performance. There is no assurance that the U.S. government’s support in response to COVID-19 economic distress will offset the adverse impact to securities in which the Fund may invest and future governmental support is not guaranteed.

Preferred Share Risk

The risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Trust will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Trust’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Trust’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust had not issued preferred shares.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Investment Trust Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Real Estate Market Risk

The Trust is exposed to economic, market and regulatory changes that impact the real estate market generally through its investment in NFRO REIT Sub, LLC and NFRO REIT Sub II, LLC (together the “REIT Subsidiaries”), which may cause the Trust’s operating results to suffer. A number of factors may prevent the REIT Subsidiaries’ properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame.

Securities Lending Risk

The Fund may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in

34	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

Please refer to “Interest Rate Risk” for more information.

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Trust’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Trust and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Annual Report	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities for the year ended December 31, 2021, were as follows:

U.S Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$405,452,601	$554,825,191

Note 10. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of December 31, 2021:

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020 $	Purchases at Cost $	Proceeds from Sales $		Distribution to Return of Capital $	Net Realized Gain/(Loss) $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2021 $	Shares at December 31, 2021	Affiliated Income $
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,464,698	1	9,681	—		—	—	(9,682)	—	1,474,379	—
Claymore (Common Stocks)	10,229,279	10	130,521	—		—	—	(130,531)	—	10,359,801	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior
Loans & Common Stocks)	65,360,387	44,760,356	6,939,265	—		—	—	(10,932,976)	40,766,645	72,299,652	6,954,855
EDS Legacy Partners (U.S. Senior
Loans)	57,000,000	50,028,900	—	—		—	—	(495,900)	49,533,000	57,000,000	3,491,142
Highland Global Allocation Fund
(Registered Investment
Company)	48,649	317,678	—	—		(29,726)	—	153,294	441,246	48,649	(5,930)	†
Highland Income Fund
(Registered Investment
Company)	—	—	21,033,270	(25,760,920)		—	4,835,159	(2,005)	105,504	9,600	424
LLV Holdco LLC (U.S. Senior Loans &
Common Stocks)	13,810,470	19,161,385	—	(563,358	)(a)	—	—	480,966	19,078,993	13,247,111	263,204
NEXLS LLC
(LLC Interest)	192	6,733,993	20,895,076	—		—	—	7,686,887	35,315,956	763	27
NexPoint Diversified Real Estate
Trust (Registered Investment
Company)	1,156,943	12,171,040	—	—		(1,529,629)	—	5,069,875	15,711,286	1,156,943	(835,462	) †
NexPoint Real Estate Finance
(Common Stocks)	17,630	291,248	11,361,521	—		(68,194)	59,040	(1,007,335)	10,636,280	552,534	473,461
NexPoint Residential Trust
(Common Stocks)	148,521	6,283,923	263,867	—		(213,438)	—	6,514,775	12,849,127	153,276	4,359
NexPoint Storage Partners, Inc.
(Common Stocks)	18,568	19,746,737	—	(243,235)		(2,307,770)	243,235	8,429,042	25,868,009	18,568	(2,551,006	) †

36	Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2021	Highland Income Fund

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020 $	Purchases at Cost $	Proceeds from Sales $		Distribution to Return of Capital $	Net Realized Gain/(Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of December 31, 2021 $	Shares at December 31, 2021	Affiliated Income $
NFRO REIT SUB, SUB II, LLC
(Commons Stocks)	9,610,479	182,266,573	207,423,306	—		(106,936,435)	—	27,562,205	310,315,649	106,355,853	—
NexPoint Real Estate Finance
Operating Partnership, L.P., NREF
OP II
(LLC Interest)	1,159,216	19,150,242	—	(11,361,541)		—	739,921	3,489,359	12,017,981	624,311	1,507,057
SFR WLIF I, II, LLC
(LLC Interest)	64,521,018	52,788,904	—	(52,666,032	)(b)	—	—	11,123,859	11,246,731	11,854,986	1,979,271

Total	224,546,050	413,700,990	268,056,507	(90,595,086)		(111,085,192)	5,877,355	57,931,833	543,886,407	275,156,426	11,281,402

† The Fund’s reported affiliated income from Highland Global Allocation Fund, NexPoint Diversified Real Estate Trust and NexPoint Storage Partners, Inc., includes prior year and current year return of capital adjustments of $(29,641), $(1,529,628) and $(2,551,006), respectively, resulting in the Fund reporting a negative value for income received from Highland Global Allocation Fund, NexPoint Diversified Real Estate Trust and NexPoint Storage Partners, Inc. Excluding the prior year adjustments, the Fund received $23,711, $694,166, and $— in dividend income from Highland Global Allocation Fund, NexPoint Diversified Real Estate Trust and NexPoint Storage Partners, Inc., respectively.

(a)	Denotes LLV Holdco, LLC First Protective Advance Paydown
(b)	Denotes SFR WLIF II, LLC’s transfer to a sub-REIT

Note 11. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Additionally, the Fund is required to maintain 200% asset coverage with respect to the preferred share issuance as well as its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Amount Outstanding Excluding Preferred Shares	% of Asset Coverage of Indebtedness Excluding Preferred Shares	Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebtedness Including Preferred Shares(2)
12/31/2021	N/A	N/A	145,000,000	785.99%
12/31/2020	200,000,000	575.25%	345,000,000	375.50%
12/31/2019	419,796,600	337.13%	564,796,600	276.25%
12/31/2018(1)	496,141,100	306.80%	496,141,100	306.80%
6/30/2018	498,563,423	317.70%	498,563,423	317.70%
6/30/2017	N/A	N/A	N/A	N/A
6/30/2016	N/A	N/A	N/A	N/A
6/30/2015	51,500,000	1641.40%	51,500,000	1641.40%
6/30/2014	60,000,000	1577.60%	60,000,000	1577.60%
6/30/2013	N/A	N/A	N/A	N/A

Date	Amount Outstanding Excluding Preferred Shares	% of Asset Coverage of Indebtedness Excluding Preferred Shares	Amount Outstanding Including Preferred Shares	% of Asset Coverage of Indebtedness Including Preferred Shares(2)
6/30/2012	89,000,000	718.40%	89,000,000	718.40%
6/30/2011	135,000,000	659.90%	135,000,000	659.90%

[1]	For the six-month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31.
[2]	As referenced in Note 1, the Fund issued $145mm in preferred shares subject to the 200% Asset Coverage of Indebtedness requirements under the 1940 Act.

Note 12. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Fund is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Fund has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Fund. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of December 31, 2021, NFRO REIT Sub, LLC and NFRO REIT Sub II, LLC were considered significant unconsolidated subsidiaries under Regulation S-X Rule 4 08(g). This subsidiary is wholly owned by the Fund. Based on the

Annual Report	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

December 31, 2021	Highland Income Fund

requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

	NFRO REIT Sub, LLC December 31, 2021 $	NFRO REIT Sub II, LLC December 31, 2021 $
Balance Sheet:
Current Assets	32,000,000	—
Noncurrent Assets	273,972,000	90,436

Total Assets	305,972,000	90,436
Current Liabilities	16,769,000	—
Noncurrent Liabilities	138,114,000	—

Total Liabilities	154,883,000	—
Preferred Stock	1,000	—
Non-controlling interest (in consolidated investments)	104,000	—
Invested Equity	150,984,000	90,436

Total Equity	151,089,000	90,436

	NFRO REIT Sub, LLC For the Year Ended December 31, 2021 $	NFRO REIT Sub II, LLC For the Year Ended December 31, 2021 $
Summary of Operations:
Net Sales	5,359,000	—
Gross Profit	3,792,000	—
Net Income	3,777,000	—
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	15,000	—

Note 13. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these consolidated financial statements and accompanying notes other than the detailed below.

Effective January 1, 2022, the Board appointed Pamela Corrie to serve as a member of the Board of Trustees of the Fund.

38	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Highland Income Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, of Highland Income Fund (the “Fund”) as of December 31, 2021, the related consolidated statements of operations and cash flows for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations and its cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2019, and prior, were audited by other auditors whose report dated April 10, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, transfer agents, issuers and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 4, 2022

Annual Report	39

ADDITIONAL INFORMATION (unaudited)

December 31, 2021	Highland Income Fund

Investment Objective and Strategy Overview

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

The Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of direct investments) in the following categories of securities and instruments: (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options.

The Fund will invest at least 25% of its assets in investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt.

Floating Rate Investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types, repurchase agreements with remaining maturities of no more than 60 days, collateralized loan obligations and asset backed securities. The reference in the Fund’s investment objective to capital preservation does not indicate that the Fund may not lose money. HCMFA seeks to employ strategies that are consistent with capital preservation, but there can be no assurance that the Investment Adviser will be successful in doing so. In making floating rate investments for the Fund, the Fund’s Investment Adviser will seek to purchase instruments that it believes are undervalued or will provide attractive income, while attempting to minimize losses.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several

Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Investment Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of a group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the Adviser could be subject to allegations of lender liability. Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

Real Estate Investments. The Fund defines securities of issuers conducting their principal business activities in the real estate industry to include common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by:

•	commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”) and other real estate credit investments, which include existing first and second mortgages on real estate, either originated or acquired in the secondary market, and secured, unsecured and/or convertible notes offered by real estate operating companies (“REOCs”) and REITs;

•	publicly traded REITs managed by affiliated or unaffiliated asset managers and their foreign equivalents (“Public REITs”);

•	REOCs;

•	private real estate investment funds managed by affiliated or unaffiliated institutional asset managers (“Private Real Estate Investment Funds”);

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December 31, 2021	Highland Income Fund

•	registered closed-end funds that invest principally in real estate (collectively, “Public Investment Funds”);

•	real estate exchange traded funds (“ETFs”); and

•	publicly-registered non-traded REITs (“Non-Traded REITs”) and private REITs, generally wholly-owned by the Fund or wholly-owned or managed by an affiliate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges. Foreign REIT equivalents are entities located in jurisdictions that have adopted legislation substantially similar to the REIT tax provisions in that they provide for favorable tax treatment for the foreign REIT equivalent and require distributions of income to shareholders. The Fund may enter into certain real estate and real-estate related investments through its wholly-owned REIT subsidiary, NFRO REIT Sub, LLC (the “REIT Subsidiary”). With respect to the Fund’s real estate investments, the Investment Adviser seeks to: (i) recognize and allocate capital based upon where the Investment Adviser believes we are in the current real estate cycle, and as a result (ii) minimize drawdowns during market downturns and maximize risk adjusted returns during all market cycles, though there can be no assurance that this strategy will achieve this objective. The Fund will rely on the expertise of the Investment Adviser and its affiliates to determine the appropriate structure for structured credit investments, which may include bridge loans, common and preferred equity or other debt-like positions, as well as the acquisition of such instruments from banks, servicers or other third parties.

Preferred equity and mezzanine investments in real estate transactions come in various forms which may or may not be documented in the borrower’s organizational documents. Generally, real estate preferred equity and/or mezzanine investments are typically junior to first mortgage financing but senior to the borrower’s or sponsor’s equity contribution. The investments are typically structured as an investment by a third-party investor in the real estate owner or various affiliates in the chain of ownership in exchange for a direct or indirect ownership interest in the real estate owner entitling it to a preferred/priority return on its investment. Sometimes, the investment is structured much like a loan where (i) “interest” on the investment is required to be paid monthly by the “borrower” regardless of available property cash flow; (ii) the entire investment is required to be paid by a certain maturity date; (iii) default rate “interest” and penalties are assessed against the “borrower” in the event payments are not made timely; and (iv) a default in the repayment of investment potentially results in the loss of management and/or ownership control by the “borrower” in the company in favor of the investor or other third-party.

Other Investments. The Fund may invest up to 15% of its net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

In addition, the Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including investment companies that are advised by the Adviser or its affiliates, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, and exchange-traded funds (“ETFs”). Fees and expenses of such investments will be borne by shareholders of the investing fund (the Fund), and the Investment Adviser voluntarily waives the higher of the two fees for the portion of the Fund’s management fee attributable to the Fund’s investment in the affiliated investment company.

The Fund’s investment in fixed income securities may include convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Depending on the relationship of the conversion price to the market value of the underlying

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

securities, convertible securities may trade more like equity securities than debt instruments.

The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Investment Adviser to be in the best interest of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), to hedge various investments for risk management and speculative purposes.

The Fund may also engage in short sales of securities and may seek additional income by making secured loans of its portfolio securities.

The Fund may engage in securities lending by making secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income.

The Fund may invest in illiquid and restricted securities. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Except as otherwise expressly noted in the Statement of Additional Information (“SAI”), all percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) and may use leverage in the form of preferred shares in an amount up to 50% of the Fund’s total assets (including the amount borrowed. The Fund may borrow for investment purposes and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

When adverse market, economic, political or currency conditions domestically or abroad occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund is a non-diversified fund as defined in the 1940 Act, but it intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund is not intended to be a complete investment program.

Tax Information

For shareholders that do not have a December 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2021 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended December 31, 2021, the Fund is designating the following items with regard to earnings for the year.

Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
76.26%	0.00%	23.74%	100.00%

Qualified Dividends and Corporate Dividends Received Deduction(1)	Qualified Dividend Income (15% tax rate for QDI)(2)	Interest Related Dividends(3)	U.S. Government Interest(4)	Qualifying Business Income(5)
1.57%	1.61%	36.43%	0.00%	7.05%

(1)	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

(4)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(5)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ended December 31, 2021. Complete information will be computed and reported with your 2021 Form 1099-DIV.

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Fund dismissed Pricewaterhouse- Coopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Fund approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on June 25, 2020. PwC’s report on the financial statements for the fiscal years ended December 31, 2019 and December 31, 2018 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The Fund provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Fund with a letter addressed to the Commission stating whether it agrees with the statements made by the Fund’s in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit. During the fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, neither Management, the Fund nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Maxim Group LLC (“Maxim” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by Maxim, as dividend disbursing agent.

Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Maxim, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will

Annual Report	43

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent.

Approval of Highland Income Fund Investment Advisory Agreement

The Fund has retained Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) to manage the assets of the Fund pursuant to an investment advisory agreement between the Investment Adviser and the Fund (the “Agreement”). The Agreement has been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Agreement continues in effect from year-to-year, provided that such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund or by the Board of Trustees and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.

During a telephonic meeting with the Investment Adviser held on August 12, 2021, and separately with independent counsel on September 1, 2021, the Board of Trustees considered information bearing on the continuation of the Agreement for an additional one-year period. The Board of Trustees further discussed and considered information with respect to the continuation of the Agreement at a Board meeting held on September 16-17, 2021.

At meetings held on October 25, 2021, the Board of Trustees, including the Independent Trustees, approved the continuance of the Agreement for a one-year period commencing on November 1, 2021. As part of its review process, the Board of Trustees requested, through Fund counsel and independent legal counsel, and received from the Investment Adviser, various information and written materials, including: (1) information regarding the financial soundness of the Investment Adviser and the profitability of the Agreement to the Investment Adviser; (2) information on the advisory, legal and compliance personnel of the Investment Adviser, including ongoing updates regarding the Highland Capital Management L.P. (“HCMLP”) bankruptcy, and compensation arrangements; (3) information regarding Skyview’s role as a service provider to the Investment Adviser pursuant to the services agreement between Skyview and the Investment Adviser (the “Skyview Services Agreement”) to assist the Investment Adviser in providing certain services to the Fund pursuant to Agreement and Administration Services Agreement between the Investment Adviser and the Fund, as well as information regarding the Investment Adviser’s oversight role over Skyview; (4) information on the internal compliance procedures of the Investment Adviser, including policies and procedures for personal securities transactions, conflicts of interest and with respect to cybersecurity, business continuity and disaster recovery; (5) comparative information showing how the Fund’s fees and operating expenses compare to those of other accounts of the Investment Adviser, if any, with investment strategies

44	Annual Report

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December 31, 2021	Highland Income Fund

similar to those of the Fund; (6) information on the investment performance of the Fund, including a comparison of the Fund’s performance against that of other registered investment companies and comparable funds managed by the Investment Adviser that follow investment strategies similar to those of the Fund; (7) information regarding brokerage and portfolio transactions; and (8) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser, relating to in the HCMLP bankruptcy. After the August 2021 meeting and throughout the annual contract renewal process, including at the September 16-17, 2021 Board meeting, the Board of Trustees requested that the Investment Adviser provide additional information and written responses regarding various matters in connection with the Board of Trustees’ review and consideration of the Agreement. It was further noted that throughout the process, the Board of Trustees, including separately the Independent Trustees, had also met in executive sessions to further discuss the materials.

In addition, the Board of Trustees received an independent report from FUSE Research Network (“FUSE”), an independent third-party provider of investment company data, relating to the Fund’s performance and expenses compared to the performance and expenses of a group of funds deemed by FUSE to be comparable to the Fund (the “peer group”), and to a larger group of comparable funds (the “peer universe”). The Board of Trustees also received data relating to the Fund’s leverage and distribution rates as compared to its peer group.

The Board of Trustees discussed the materials provided by the Investment Adviser in detail over the course of multiple meetings, including the Investment Adviser’s responses to the Board of Trustees’ specific written questions, comparative fee and performance information and information concerning the Investment Adviser’s business and financial condition. The factors considered and the determinations made by the Board of Trustees in connection with the approval of the renewal of the Agreement with the Investment Adviser are set forth below but are not exhaustive of all matters that were discussed by the Board of Trustees.

The Board of Trustees’ evaluation process with respect to the Investment Adviser is an ongoing one. In this regard, the Board of Trustees also took into account discussions with management and information provided to the Board of Trustees at meetings of the Board of Trustees over the course of the year with respect to the services provided by the Investment Adviser to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Investment Adviser with respect to the Fund. The information received and considered by the Board of

Trustees in connection with the October 25, 2021 meeting and throughout the year was both written and oral.

The Board of Trustees reviewed various factors that were discussed in a legal memorandum provided by independent counsel regarding trustee responsibilities in considering the Agreement, the detailed information provided by the Investment Adviser and other relevant information. The Board of Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the effect of the COVID-19 pandemic on the Fund and the industry). Some of the factors that figured particularly in the Board of Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. In addition, the Board of Trustees’ conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board of Trustees’ ongoing regular review of fund performance and operations throughout the year. The Board of Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Board of Trustees without any single factor being dispositive in and of itself.

Throughout the process, the Board of Trustees had the opportunity to ask questions of and request additional information from the Investment Adviser. The Board of Trustees was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Board of Trustees also met separately without representatives of the Investment Adviser present. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreement.

The nature, extent, and quality of the services to be provided by the Investment Adviser.

The Board of Trustees considered the Investment Adviser’s services as investment manager to the Fund.

The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Agreement and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. The Board of Trustees also considered the relevant experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the Fund’s portfolio management team. The Board of Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment

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ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

Adviser, including with respect to liquidity management. The Board of Trustees also reviewed and discussed information regarding the Investment Adviser’s compliance policies, procedures and personnel, including compensation arrangements and with respect to valuation, cybersecurity, business continuity and disaster recovery. The Board of Trustees also considered the Investment Adviser’s risk management and monitoring processes. The Board of Trustees took into account the terms of the Agreement and considered that, the Investment Adviser, subject to the direction of the Board of Trustees, is responsible for providing advice and guidance with respect to the Fund and for managing the investment of the assets of the Fund. The Board of Trustees also took into account that the scope of services provided to the Fund and the undertakings required of the Investment Adviser in connection with those services, including with respect to its own and the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board of Trustees also considered operational, staffing and organizational changes with respect to the Investment Adviser over the prior year, including in connection with the transitions of certain shared services arrangements and the steps taken by the Investment Adviser to address such transitions, and the fact that there were no material operational or compliance issues with respect to the Fund or decrease in the level and quality of services provided to the Fund as a result. The Board of Trustees also considered the Investment Adviser’s regulatory history. The Board of Trustees also considered the Investment Adviser’s current litigation matters related to the HCMLP bankruptcy and took into account the Investment Adviser’s representation that such matters would not impact the quality and level of services the Investment Adviser will provide to the Fund under the Agreement.

The Investment Adviser’s services in coordinating and overseeing the activities of the Fund’s other service providers, as well of the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, were also considered. The Board of Trustees also evaluated the expertise and performance of the personnel of the Investment Adviser who performed services for the Fund throughout the year. They also considered the quality of the Investment Adviser’s compliance oversight program with respect to the Fund’s service providers. The Board of Trustees also considered both the investment advisory services and the nature, quality and extent of any administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Fund and its shareholders by the Investment Adviser and its affiliates, as well as considered the services provided by Skyview to the Investment Adviser under the Skyview Services Agreement. The Board of Trustees noted that the level and quality of services to the Fund by the Investment Adviser and its affiliates had not been materially impacted by the HCMLP bankruptcy and took into account the Investment Adviser’s representations that the level and quality of the services provided by the Investment Adviser and their affiliates, as well as of those services provided by Skyview to the Investment Adviser under the Skyview Services Agreement, would continue to be provided to the Fund at the same or higher level and quality.

The Board of Trustees also considered the significant risks assumed by the Investment Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Fund. The Board of Trustees also noted various cost-savings initiatives that had been implemented by the Investment Adviser with respect to the Fund and the other funds in the Highland complex over the years. The Board of Trustees considered the Investment Adviser’s financial condition and financial wherewithal. The Board of Trustees also considered the financial condition and operations of the Investment Adviser during the COVID-19 pandemic and noted that there had been no material disruption of the Investment Adviser’s services to the Fund and that the Investment Adviser had continued to provide the same level, quality and extent of services to the Fund.

The Board of Trustees also noted that on a regular basis it receives and reviews information from the Fund’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940. The Board of Trustees also took into account the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes.

In considering the nature, extent, and quality of the services provided by the Investment Adviser, the Board of Trustees also took into account its knowledge of the Investment Adviser’s management and the quality of the performance of its duties, through discussions and reports during the preceding year and in past years.

The Board of Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and that the nature and the quality of such advisory services supported the approval of the Agreement.

The Investment Adviser’s historical performance.

In considering the Fund’s performance, the Board of Trustees noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. The Board of Trustees considered the performance of the Fund as described in the quarterly and other reports prepared by

46	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

management over the course of the year. The Board of Trustees noted that the Investment Adviser reviewed with the Board of Trustees on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board of Trustees reviewed the historical performance of the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at its meetings throughout the year. The Board of Trustees discussed the historical performance of the Fund and considered the relative performance of the Fund and its portfolio management team as compared to that of the Fund’s peer group as selected by FUSE, as well as comparable indices. Among other data, the Board of Trustees also received data with respect to the Fund’s leverage, discounts and distribution rates as compared to its peer group.

The Board of Trustees also reviewed and considered the FUSE report, which provided a statistical analysis comparing the Fund’s investment performance, expenses and fees to those of comparable funds for various periods ended June 30, 2021 and management’s discussion of the same, including the effect of current market conditions on the Fund’s more-recent performance. The Board of Trustees also received a review of the data contained in the FUSE report from representatives of FUSE. The Board of Trustees noted that while it found the data provided by FUSE, the independent third-party data provider, generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board of Trustees also took into account management’s discussion of the category in which the Fund was placed for comparative purposes, including any differences between the Fund’s investment strategy and the strategy of the funds in the Fund’s respective category, as well as compared to the peer group selected by FUSE. The Board of Trustees also took into account its discussions with management over the course of the year regarding factors that contributed to the performance of the Fund, including presentations with the Fund’s portfolio managers.

Among other data relating specifically to the Income Fund’s performance, the Board of Trustees took note of FUSE’s explanatory note that the peer group and universe consist of bank loan funds with similar pricing characteristics. The Board of Trustees reviewed the peer group and universe, each of which was limited to bank loan funds and constructed by FUSE. The Board of Trustees then considered that the Income Fund had outperformed the Credit Suisse Leveraged Loan USD Index for the one-, five-, and ten-year periods and had underperformed its index for the three-year period ended June 30, 2021. The Board of Trustees also considered that the Income Fund had modestly underperformed compared to the peer group median for the one-, three-, five-, and ten-year periods. The Board of Trustees also took into account management’s discussion of the Income Fund’s performance, including that the Fund’s performance does not generally move with the market and the differences in the Fund’s strategy from the funds in its peer group. The Board of Trustees noted the current shareholder proposal outstanding to convert the Income Fund to a diversified holding company. The Board of Trustees also noted management discussion of actions previously taken and potential further actions to be taken to address the Fund’s discount.

The Board of Trustees concluded that the Fund’s overall performance and other relevant factors, including the Investment Adviser’s actions to address any underperformance, supported the continuation of the Agreement with respect to the Fund for an additional one-year period.

The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.

The Board of Trustees also gave consideration to the fees payable under the Agreement, the expenses the Investment Adviser incur in providing advisory services and the profitability to the Investment Adviser from managing the Fund, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser for its services and, with respect to the Investment Adviser, whether such fees are appropriate given economies of scale and other considerations; (3) comparative information showing (a) the fees payable under the Agreement versus the investment advisory fees of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund and (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and comparable funds that follow investment strategies similar to those of the Fund; and (4) information regarding the total fees and payments received and the related amounts waived and/or reimbursed by the Investment Adviser for providing administrative services with respect to the Fund under separate agreements and whether such fees are appropriate.

Among other data, the Board of Trustees considered that the Fund’s total net expenses and advisory fee were higher than its peer group median. The Board of Trustees took into account management’s discussion of the Fund’s expenses.

The Board of Trustees also considered the so-called “fall-out benefits” to the Investment Adviser with respect to the Fund, such as the reputational value of serving as Investment

Annual Report	47

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

Adviser to the Fund, potential fees paid to the Investment Adviser’s affiliates by the Fund or portfolio companies for services provided, including administrative services provided to the Fund by the Investment Adviser pursuant to separate agreements, the benefits of scale from investment by the Fund in affiliated funds, and the benefits of research made available to the Investment Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Board of Trustees concluded that the benefits received by the Investment Adviser and its affiliates were reasonable in the context of the relationship between the Investment Adviser and the Fund.

After such review, the Board of Trustees determined that the profitability to the Investment Adviser and its affiliates from their relationship with the Fund was not excessive.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders.

The Board of Trustees also considered the effect of the Fund’s growth in assets under management on its fees. Among other data, the Board of Trustees examined the effect of the Fund’s growth in assets under management on various fee schedules and reviewed the FUSE report, which compared fees among peers. The Board of Trustees also generally noted that, if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board of Trustees concluded that the fee structures are reasonable, and with respect to the Investment Adviser, should result in a sharing of economies of scale in view of the information provided. The Board of Trustees determined to continue to review the ways and extent to which economies of scale might be shared between the Investment Adviser, on the one hand, and shareholders of the Fund, on the other.

Conclusion.

Following a further discussion of the factors above, it was noted that in considering the approval of the Agreement, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all factors and considerations, including those discussed above, the Board of Trustees, including separately, the Independent Trustees, unanimously agreed that the Agreement, including the advisory fee to be paid to the Investment Adviser, is fair and reasonable to the Fund in light of the services that the Investment Adviser provides, the expenses that it incurs and the reasonably foreseeable asset levels of the Fund.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on July 8, 2021. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal

To elect John Honis as a Class III Trustee of the Trust, to serve for a three-year term expiring at the 2024 Annual Meeting or until his successor is duly elected and qualifies, by the holders of the Fund’s Common Shares and 5.375% Series A Cumulative Preferred Shares.

Nominee/Trustee	Number of Shares Voted	Percentage of Outstanding Shares
John Honis
For	35,337,148	59.10%
Withheld	24,459,596	40.90%

48	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

Trustees and Officers

The Board provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

The “Highland Fund Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Diversified Real Estate Trust (“NXDT”) (formerly NexPoint Strategic Opportunities Fund), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Trustee since August 2017; 3 year term (expiring at 2023 annual meeting).	Retired.	9	Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Sports Enterprise, Inc. (since January 2013); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Annual Report	49

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell (6/20/1975)	Trustee; Chairman of the Board	Trustee since August 2017; Chairman of the Board since August 2017; 3 year term (expiring at 2022 annual meeting).	Principal and CIO of Brookmont Capital Management, LLC since May 2020; CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/ Director of the Highland Fund Complex from June 2012 until July 2013 and since December 2013; and Director of Kelly Strategic Management since August 2021.	9	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Fund Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955)	Trustee	Trustee since August 2017; 3 year term (expiring at 2022 annual meeting).	President, CrossFirst Bank Dallas since March 2021; Senior Advisor, CrossFirst Bank (from April 2019 to March 2021); Private Investor since 2015.	9	None.	Significant experience on this and/ or other boards of directors/ trustees; significant managerial and executive experience; significant experience as a management consultant.

50	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2021	Highland Income Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Pamela Corrie(2) (1/1/1958)	Trustee	Trustee since January 2022; 3 year term (expiring at 2024 annual meeting).	Managing Director of Carl Marks Advisors since February 2018; Vice President of Strategic Planning of BVS Acquisition Co.LLC (from September 2020 to December 2021); Independent Manager of YouFit Health Clubs (from May 2020 to October 2021); Chief Restructuring Officer of ABC Carpet and Home (from June 2017 to May 2019); and Managing Director and Chief Executive Officer of Epiq Systems (from April 2015 to November 2016).	8	Director of Prescient Co Inc. since November 2021; Director of AM Castle since February 2021; Director of Katerra, Inc. (from September 2020 to October 2021); Director of Le Tote/Lord & Taylor (from March 2020 to March 2021); Director of Tempel Steel Company (from June 2020 to February 2021); Director of Pier 1 Imports, Inc. (from January 2020 to October 2020); Director of Sustainable Restaurant Group (from April 2020 to September 2020); and Director of Tristrata Group (from May 2019 to July 2019).	Significant experience on other boards of directors; significant managerial and executive experience; significant legal and restructuring experience.

Interested Trustee

John Honis (6/16/1958)	Trustee	Trustee since August 2017; 3 year term (expiring at 2024 annual meeting).	President of Rand Advisors, LLC since August 2013.	9	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. The Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2	Pamela Corrie was appointed as Independent Trustee effective January 1, 2022.

Annual Report	51

ADDITIONAL INFORMATION (unaudited) (concluded)

December 31, 2021	Highland Income Fund

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Dustin Norris (1/6/1984)	Executive Vice President	Indefinite Term; Executive Vice President since April 2019.	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Fund Complex since November 2012.

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015; Principal Accounting Officer since October 2017; Principal Executive Officer and Principal Financial Officer since April 2021.	Chief Financial Officer of Skyview Group since February 2021; Chief Financial Officer and Partner of Highland Capital Management, L.P. (“HCMLP”) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015; Principal Financial Officer from October 2017 to February 2021; Principal Executive Officer from February 2018 to February 2021.

Will Mabry (7/2/1986)	Assistant Treasurer	Indefinite Term; Assistant Treasurer since April 2021.	Director, Fund Analysis of Skyview Group since February 2021. Prior to his current role at Skyview Group, Inc., Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.

Stephanie Vitiello (6/21/1983)	Secretary, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Secretary since April 2021; Chief Compliance Officer and Anti-Money Laundering Officer since November 2021.	Chief Compliance Officer and Counsel of Skyview Group since February 2021. Prior to her current role at Skyview Group, Ms. Vitiello served as Managing Director – Distressed, Assistant General Counsel, Associate General Counsel and In- House Counsel for HCMLP.

Rahim Ibraham (8/17/1989)	Assistant Secretary	Indefinite Term; Assistant Secretary since November 2021.	Compliance Analyst for Skyview Group since May 2021. Prior to his current role at Skyview Group, Mr. Ibrahim served as a Compliance Associate for Loring, Wolcott & Coolidge Trust, LLC from October 2019 until May 2021; Corporate Paralegal at Maples Group from April 2018 to October 2019; Associate Engagement Specialist- Compliance at Eze Software Group from June 2017 to April 2018.

52	Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC 6201 15th Avenue

Brooklyn, NY 11219

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

As of January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.highlandfunds.com/literature/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Fund or from your financial intermediary free of charge at any time. For additional information regarding how to access the Fund’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-800-357-9167.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

Annual Report	53

Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Income Fund	Annual Report, December 31, 2021

www.highlandfunds.com	HFRO-AR-1221

Item 2.	Code of Ethics.

(a)

Highland Income Fund (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $155,000 for the fiscal year ended December 31, 2020 and $155,000 for the fiscal year ended December 31, 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,000 for the fiscal year ended December 31, 2020 and $14,000 for the fiscal year ended December 31, 2021. The nature of the services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee shall:

(a) have direct responsibility for the appointment, compensation, retention and oversight of the Registrant’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Registrant and all non-audit services to be provided by the independent auditors to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; and

(c) establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d) review and consider whether the independent auditors’ provision of any non-audit services to the Registrant, the Registrant’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $594,000 for the fiscal year ended December 31, 2020 and $0 for the fiscal year ended December 31, 2021.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Bryan A. Ward

Ethan Powell

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICY

Purpose and Scope

The purpose of these voting policies and procedures (the “Policy”) is to set forth the principles and procedures by which Highland Capital Management Fund Advisors, L.P. (the “Company”) votes or gives consents with respect to the securities owned by Clients for which the Company exercises voting authority and discretion.1 For avoidance of doubt, this includes any proxy and any shareholder vote or consent, including a vote or consent for a private company or other issuer that does not involve a proxy. These policies and procedures have been designed to help ensure that votes are cast in the best interests of Clients in accordance with the Company’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

This Policy applies to securities held in all Client accounts (including Retail Funds and other pooled investment vehicles) as to which the Company has explicit or implicit voting authority. Implicit voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority to the Client.

If the Company has delegated voting authority to an investment sub-adviser with respect to any Retail Fund, such sub-adviser will be responsible for voting all proxies for such Retail Funds in accordance with the sub-adviser’s proxy voting policies. The Compliance Department, to provide oversight over the proxy voting by sub-advisers and to ensure that votes are executed in the best interests of the Retail Funds, shall (i) review the proxy voting policies and procedures of each Retail Fund sub-adviser to confirm that they comply with Rule 206(4)-6, both upon engagement of the sub-adviser and upon any material change to the sub-adviser’s proxy voting policies and procedures, and (ii) require each such sub-adviser to provide quarterly certifications that all proxies were voted pursuant to the sub-adviser’s policies and procedures or to describe any inconsistent votes.

General Principles

The Company and its affiliates engage in a broad range of activities, including investment activities for their own accounts and for the accounts of various Clients and providing investment advisory and other services to Clients. In the ordinary course of conducting the Company’s activities, the interests of a Client may conflict with the interests of the Company, other Clients and/or the Company’s affiliates and their clients. Any conflicts of interest relating to the voting of proxies, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Company votes all proxies is to vote in the best interests of each Client by maximizing the economic value of the relevant Client’s holdings, taking into account the relevant Client’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents and all other relevant facts and circumstances at the time of the vote. The Company does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

Voting Procedures

Third-Party Proxy Advisors

The Company may engage a third-party proxy advisor (“Proxy Advisor”) to provide proxy voting recommendations with respect to Client proxies. Proxy Advisor voting recommendation guidelines are generally designed to increase investors’ potential financial gain. When considering whether to retain or continue retaining any particular Proxy Advisor, the Compliance Department will ascertain, among other things, whether the Proxy Advisor has the capacity and competency to adequately analyze proxy issues. In this regard, the Compliance Department will consider, among other things: the adequacy and quality of the Proxy Advisor’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (a) ensure that its proxy voting recommendations are based on current and accurate information and (b) identify and address any conflicts of interest and any other considerations that the Compliance Department determines would be appropriate in considering the nature and quality of the services provided by the Proxy Advisor. To identify and address any conflicts that may arise on the part of the Proxy Advisor, the Compliance Department will ensure that the Proxy Advisor notifies the Compliance Department of any relevant business changes or changes to its policies and procedures regarding conflicts.

Third-Party Proxy Voting Services

The Company may utilize a third-party proxy voting service (“Proxy Voting Service”) to monitor holdings in Client accounts for purposes of determining whether there are upcoming shareholder meetings or similar corporate actions and to execute Client proxies on behalf of the Company pursuant to the Company’s instructions, which shall be given in a manner consistent with this Policy. The Compliance Department will oversee each Proxy Voting Service to ensure that proxies have been voted in a manner consistent with the Company’s instructions.

[1]	In any case where a Client has instructed the Company to vote in a particular manner on the Client’s behalf, those instructions will govern in lieu of parameters set forth in the Policy.

Monitoring

Subject to the procedures regarding Nonstandard Proxy Notices described below, the Compliance Department of the Company shall have responsibility for monitoring Client accounts for proxy notices. Except as detailed below, if proxy notices are received by other employees of the Company, such employees must promptly forward all proxy or other voting materials to the Compliance Department.

Portfolio Manager Review and Instruction

From time to time, the settlement group of the Company may receive nonstandard proxy notices, regarding matters including, but not limited to, proposals regarding corporate actions or amendments (“Nonstandard Proxy Notices”) with respect to securities held by Clients. Upon receipt of a Nonstandard Proxy Notice, a member of the settlement group (the “Settlement Designee”) shall send an email notification containing all relevant information to the Portfolio Manager(s) with responsibility for the security and [            .com]. Generally, the relevant Portfolio Manager(s) shall deliver voting instructions for Nonstandard Proxy Notices by replying to the email notice sent to the Portfolio Manager(s) and [            .com] by the Settlement Designee or by sending voting instructions to [            .com] and [             .com]. Any conflicts for Nonstandard Proxy Notices should also be disclosed to the Compliance Department. In the event a Portfolio Manager orally conveys voting instructions to the Settlement Designee or any other member of the Company’s settlement group, that Settlement Designee or member of the Company’s settlement group shall respond to the original notice email sent to [             ..com] detailing the Portfolio Manager(s) voting instructions.

With regard to standard proxy notices, on a weekly basis, the Compliance Department will send a notice of upcoming proxy votes related to securities held by Clients and the corresponding voting recommendations of the Proxy Advisor to the relevant Portfolio Manager(s). Upon receipt of a proxy notice from the Compliance Department, the Portfolio Manager(s) will review and evaluate the upcoming votes and recommendations. The Portfolio Managers may rely on any information and/or research available to him or her and may, in his or her discretion, meet with members of an issuer’s management to discuss matters of importance to the relevant Clients and their economic interests. Should the Portfolio Manager determine that deviating from the Proxy Advisor’s recommendation is in a Client’s best interest, the Portfolio Manager shall communicate his or her voting instructions to the Compliance Department.

In the event that more than one Portfolio Manager is responsible for making a particular voting decision and such Portfolio Managers are unable to arrive at an agreement as to how to vote with respect to a particular proposal, they should consult with the applicable Chief Compliance Officer (the “CCO”) for guidance.

Voting

Upon receipt of the relevant Portfolio Managers’ voting instructions, if any, the Compliance Department will communicate the instructions to the Proxy Voting Service to execute the proxy votes.

Supplemental Information of Issuers

In the event that the Company becomes aware that an issuer has filed with the Securities and Exchange Commission (the “SEC”) supplemental information in response to a Proxy Advisor’s voting recommendation, sufficiently in advance of the submission deadline which would reasonably be expected to affect the Company’s voting determination, the Compliance Department will review such supplemental information and provide the supplemental information to the relevant Portfolio Manager(s). The Portfolio Manager shall communicate to the Compliance Department whether or not the previously provided voting instructions should be changed, and the Compliance Department document the extent to which the supplemental information was considered and/or impacted the voting.

Non-Votes

It is the general policy of the Company to vote or give consent on all matters presented to security holders in any vote, and these policies and procedures have been designated with that in mind. However, the Company reserves the right to abstain on any particular vote if, in the judgment of the CCO, or the relevant Portfolio Manager, the effect on the relevant Client’s economic interests or the value of the portfolio holding is insignificant in relation to the Client’s portfolio, if the costs associated with voting in any particular instance outweigh the benefits to the relevant Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Clients not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, a Portfolio Manager may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote proxies relating to certain foreign securities if, in his or her judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

Conflicts of Interest

The Company’s Compliance Department is responsible for monitoring voting decisions for any conflicts of interest, regardless of whether they are actual or perceived. All voting decisions contrary to the recommendation of a Proxy Advisor require a mandatory conflicts of interest review by the Compliance Department, which will include a consideration of whether the Company or any Portfolio Manager or other person recommending or providing input on how to vote has an interest in the vote that may present a conflict of interest.

In addition, all Company investment professionals are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the best interest of the relevant Clients. If at any time a Portfolio Manager or any other investment professional becomes aware of a potential or actual conflict of interest regarding any particular voting decision, he or she must contact the Compliance Department promptly and, if in connection with a proxy that has yet to be voted, prior to such vote. If any investment professional is pressured or lobbied, whether from inside or outside the Company, with respect to any particular voting decision, he or she should contact the Compliance Department promptly. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the relevant Clients.

In the event of a conflict, the Company may choose to address such conflict by: (i) voting in accordance with the Proxy Advisor’s recommendation; (ii) the CCO determining how to vote the proxy (if the CCO approves deviation from the Proxy Advisor’s recommendation, then the CCO shall document the rationale for the vote); (iii) “echo voting” or “mirror voting” the proxy in the same proportion as the votes of other proxy holders that are not Clients; or (iv) with respect to Clients other than Retail Funds, notifying the affected Client of the material conflict of interest and seeking a waiver of the conflict or obtaining such Client’s voting instructions. Where the Compliance Department deems appropriate, third parties may be used to help resolve conflicts. In this regard, the CCO or his or her delegate shall have the power to retain fiduciaries, consultants or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Where a conflict of interest arises with respect to a voting decision for a Retail Fund, the Company shall disclose the conflict and the rationale for the vote taken to the Retail Fund’s Board of Directors/Trustees at the next regularly scheduled quarterly meeting. The Compliance Department will maintain a log documenting the basis for the decision and will furnish the log to the Board of Trustees.

Material Conflicts of Interest

The following relationships or circumstances are examples of situations that may give rise to a material conflict of interest for purposes of this Policy. This list is not exclusive or determinative; any potential conflict (including payments of the types described below but less than the specified threshold) should be identified to the Company’s Compliance Department:

(i)	The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
(ii)	The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
(iii)	The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the

Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

(iv)

The issuer is an entity in which an officer or partner of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

(v)

The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisor y fee for a Retail Fund advised by the Company or an affiliate).

(vi)

Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

(vii)	The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
(viii)	Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.

Notwithstanding the foregoing, a conflict of interest described above shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

Recordkeeping

Following the submission of a proxy vote, the Fund will maintain a report of the vote and all relevant documentation.

The Fund shall retain records relating to the voting of proxies and the Company shall conduct due diligence, including on Proxy Voting Services and Proxy Advisors, as applicable, to ensure the following records are adequately maintained by the appropriate party:

(i)	Copies of this Policy and any amendments thereto.
(ii)	A current copy of the Proxy Advisor’s voting guidelines, as amended.
(iii)

A copy of each proxy statement that the Company receives regarding Client securities, including any supplemental information an issuer files with the SEC that the Company becomes aware of. The Company may rely on a third party to make and retain, on the Company’s behalf, a copy of a proxy statement, provided that the Company has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

(iv)

Records of each vote cast by the Company on behalf of Clients. The Company may satisfy this requirement by relying on a third party to make and retain, on the Company’s behalf, a record of the vote cast, provided that the Company has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

(v)	A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

(vi)

A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.2

Enforcement of this Policy

It shall be the responsibility of the Compliance Department to handle or coordinate the enforcement of this Policy. The Compliance Department will periodically sample proxy voting records to ensure that proxies have been voted in accordance with this Policy, with a particular focus on any proxy votes that require additional analysis (e.g., proxies voted contrary to the recommendations of a Proxy Advisor).

If the Compliance Department determines that a Proxy Advisor or Proxy Voting Service may have committed a material error, the Compliance Department will investigate the error, taking into account the nature of the error, and seek to determine whether the Proxy Advisor or Proxy Voting Service is taking reasonable steps to reduce similar errors in the future.

In addition, no less frequently than annually, the Compliance Department will review the adequacy of this Policy to ensure that it has been implemented effectively and to confirm that this Policy continues to be reasonably designed to ensure that proxies are voted in the best interest of Clients.

Disclosures to Clients and Investors

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies. Additionally, the Company does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

[2]

If the Company has essentially immediate access to a book or record (on the Company’s proprietary system or otherwise) through a computer located at an appropriate office of the Company, then that book or record will be considered to be maintained at an appropriate office of the Company. “Immediate access” to books and records includes that the Company has the ability to provide promptly to Securities and Exchange Commission (the “SEC”) examination staff hard copies of the books and records or access to the storage medium. The party responsible for the applicable books and records as described above shall also be responsible for ensuring that those books and records for the first two years are either physically maintained in an appropriate office of the Company or that the Company otherwise has essentially immediate access to the required books and records for the first two years.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Registrant’s portfolio manager, who is primarily responsible for the day-to-day management of the Registrant’s portfolio, is James Dondero.

James Dondero —Mr. Dondero is the founder of NexPoint Advisors, L.P. (“NexPoint”) and co-founder of Highland Capital Management Fund Advisors, L.P. (“HCMFA”). Mr. Dondero has over 30 years of experience investing in credit and equity markets and has helped pioneer credit asset classes. Prior to founding Highland in 1993, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary and helped grow the business from concept to over $2 billion between 1989 and 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, high-yield bonds, emerging market debt, real estate, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Mr. Dondero received a BS in Commerce

(Accounting and Finance) from the University of Virginia and is a Certified Managerial Accountant. Mr. Dondero has earned the right to use the Chartered Financial Analyst designation. He also serves as President of NexPoint Capital, Inc. and NexPoint Real Estate Strategies Fund. Mr. Dondero currently serves as Chairman for NexBank and serves on the Board of Directors of TexMark Timber Treasury, L.P., Metro-Goldwyn-Mayer, SeaOne Holdings, LLC, NexPoint Residential Trust, Inc., NexPoint Hospitality Trust and NexPoint Real Estate Finance, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following table provides information about funds and accounts, other than the Registrant, for which the Registrant’s portfolio manager is primarily responsible for the day-to-day portfolio management as of December 31, 2021.

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Registered Investment Companies:	7	$2,100	1	$61
Other Pooled Investment Vehicles:	2	$3,750	2	$3,750
Other Accounts:	—	$—	—	$—

Potential Conflicts of Interests

Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Adviser”) and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Registrant. For the purposes of this section, the term “Highland” shall include the Adviser and its affiliated investment advisors, and all affiliates listed on its Form ADV, as filed via an amendment with the SEC January 20th, 2022 (CRD No. 149653).

In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Registrant’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Registrant and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Registrant, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Registrant. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Registrant. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information.

The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business, including accounts managed by an investment adviser affiliated with the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Registrant. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Registrant and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, pursuant to policies and procedures adopted by the Adviser and its advisory affiliates that are designed to manage potential conflicts of interest, which may, subject to applicable regulatory constraints, involve pro rata co-investment by the funds and such other clients or may involve a rotation of opportunities among the funds and such other clients. The Registrant will only make investments in which the Adviser or an affiliate hold an interest to the extent permitted under the 1940 Act and SEC staff interpretations or pursuant to the terms and conditions of the exemptive order received by certain advisers and funds affiliated with the Registrant, dated April 19, 2016. For example, exemptive relief is not required for the Registrant to invest in syndicated deals and secondary loan market transactions in which the Adviser or an affiliate has an interest where price is the only negotiated point. The order applies to all “Investment Companies,” including future closed-end investment companies registered under the 1940 Act that are managed by affiliated advisers, which includes the Registrant. The Registrant, therefore, may in the future invest in accordance with the terms and conditions of the exemptive order. To mitigate any actual or perceived conflicts of interest, allocation of limited offering securities (such as IPOs and registered secondary offerings) to principal accounts that do not include third party investors may only be made after all other client account orders for the security have been filled. However, there can be no assurance that such policies and procedures will in every case ensure fair and equitable allocations of investment opportunities, particularly when considered in hindsight.

Conflicts may arise in cases when clients and/or the Adviser and other affiliated entities invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. In addition, one or more clients may invest in securities, or other financial instruments, of an issuer that are senior or junior to securities, or financial instruments, of the same issuer that are held by or acquired for, one or more other clients. For example, if such issuer encounters financial problems, decisions related to such securities (such as over the terms of any workout or proposed waivers and amendments to debt covenants) may raise conflicts of interests. In such a distressed situation, a client holding debt securities of the issuer may be better served by a liquidation of the issuer in which it may be paid in full, whereas a client holding equity securities of the issuer might prefer a reorganization that holds the potential to create value for the equity holders. In the event of conflicting interests within an issuer’s capital structure, Highland generally will pursue the strategy that Highland believes best reflects what would be expected to be negotiated in an arm’s length transaction, but in all instances with due consideration being given to Highland’s fiduciary duties to each of its accounts (without regard to the nature of the accounts involved or fees received from such accounts). This strategy may be recommended by one or more Highland investment professionals. A single person may make decisions with respect to more than one part of an issuer’s capital structure. Highland personnel board members may still make recommendations to the applicable investment professional(s). A portfolio manager with respect to any applicable Highland registered investment company clients (“Retail Accounts”) will make an independent determination as to which course of action he or she determines is in the best interest of the applicable Retail Accounts. Highland may use external counsel for guidance and assistance.

The Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage potential conflicts of interest involving clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Registrant and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Registrant. Not all conflicts of interest can be expected to be resolved in favor of the Registrant.

Another type of conflict may arise if one client account buys a security and another client account sells or shorts the same security. Currently, such opposing positions are generally not permitted within the same account without prior trade approval by the Adviser’s Chief Compliance Officer. However, a portfolio manager may enter into opposing positions for different clients to the extent each such client has a different investment objective and each such position is consistent with the investment objective of the applicable client. In addition, transactions in investments by one or more affiliated client accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other client accounts.

Because certain client accounts may have investment objectives, strategies or legal, contractual, tax or other requirements that differ (such as the need to take tax losses, realize profits, raise cash, diversification, etc.), an affiliated adviser may purchase, sell or continue to hold securities for certain client accounts contrary to other recommendations. In addition, an affiliated adviser may be permitted to sell securities or instruments short for certain client accounts and may not be permitted to do so for other affiliated client accounts.

As a result of the Fund’s arrangements with NexPoint, there may be times when NexPoint, the Adviser or its affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser or its affiliates. Similarly, the Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers have, and will continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser and its affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Registrant and other investment funds or accounts advised by or affiliated with the Adviser. The Adviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

In addition, it is anticipated that a portion of the Registrant’s assets will be represented by real estate investment trusts (“REITs”), asset backed securities and/or collateralized loan obligations (“CLOs”) sponsored, organized and/or managed by the Adviser and its affiliates or its historical affiliates. The Adviser will monitor for conflicts of interest in accordance with its fiduciary duties and will provide the independent trustees of the Registrant with an opportunity to periodically review the Registrant’s investments in such REITs, asset-backed securities and/or CLOs and assure themselves that continued investment in such securities remains in the best interests of the Registrant and its shareholders. The Adviser may effect client cross-transactions where it causes a transaction to be effected between the Registrant and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Registrant any time that the Adviser believes such transaction to be fair to the Registrant and the other client of the Adviser or its affiliates. As further described below, the Adviser may effect principal transactions where the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, in each case in accordance with applicable law, which may include the Adviser obtaining the consent and approval of the Registrant prior to engaging in any such principal transaction between the Registrant and the Adviser or its affiliates.

The Adviser may direct the Registrant to acquire or dispose of investments in cross trades between the Registrant and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretations, the Registrant may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Registrant may enhance the profitability of the Adviser’s own investments in such companies.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

HCMFA’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. Portfolio managers are compensated generally based on their investment performance. The portfolio managers and other investment professionals are ranked based on the alpha generated by their portfolio versus their target index benchmark. Their investment performance is evaluated both versus a target index benchmark return and also compared to the returns of their peers at HCMFA and its affiliates. Other attributes which may be considered in the evaluation process are communication, teamwork, attitude and leadership.

The target indices for the Registrant’s portfolio managers are the Morningstar Bank Loan Fund Category and CS Leveraged Loan Index.

HCMFA is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services”) and its general partner, Strand Advisors XVI, Inc., of which Mr. James Dondero is the sole stockholder. HCM Services is controlled by Mr. Dondero and Mr. Mark Okada by virtue of their respective share ownership. Mr. Dondero does not receive compensation based upon investment performance of the funds for which he serves as portfolio manager and instead shares in the profits of HCMFA.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with HCMFA, which may include the amount of assets supervised and other management roles within HCMFA. Base compensation is determined by taking into account current industry norms and market data to ensure that HCMFA pays a competitive base compensation.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market.

Because each person’s compensation is based on his or her individual performance, HCMFA does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with HCMFA.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio managers in the Registrant as of December 31, 2021.

Name of Portfolio Managers	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Managers
James Dondero	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Period[1]	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
31-Jan-21	January 1, 2021 to January 31, 2021	-	-	-	79,859,494
28-Feb-21	February 1, 2021 to February 29, 2021	-	-	-	79,859,494
31-Mar-21	March 1, 2021 to March 31, 2021	-	-	-	79,859,494
30-Apr-21	April 1, 2021 to April 31, 2021	-	-	-	-
31-May-21	May 1, 2021 to May 31, 2021	-	-	-	-
30-Jun-21	June 1, 2021 to June 30, 2021	-	-	-	-
31-Jul-21	July 1, 2021 to July 31, 2021	-	-	-	-
31-Aug-21	August 1, 2021 to August 31, 2021	-	-	-	-
30-Sep-21	September 1, 2021 to September 31, 2021	-	-	-	-
31-Oct-21	October 1, 2021 to October 31, 2021[2]	618,036	11.3248	618,036	33,000,880
30-Nov-21	November 1, 2021 to November 31, 2021	616,000	11.3601	616,000	26,003,046
31-Dec-21	December 1, 2021 to December 31, 2021	629,845	11.1116	629,845	19,004,430

	Total	1,863,881	11.2644	1,863,881	19,004,430

(1)	On April 24, 2020, the Board authorized the repurchase of up to 10% of the Company’s shares over a twelve-month period.
(2)	On October 13, 2021, the Board authorized the repurchase of $40 million of the Company’s common shares over a six-month period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.   Controls and Procedures.

Assessment of the Registrant’s Control Environment

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities: $18,208

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $18,208

(b)	“The Registrant’s most recent fiscal year ended December 31, 2021, The Bank of New York (“BNY”) served as the Registrant’s securities lending agent.”

As a securities lending agent, BNY is responsible for the implementation and administration of the Registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the Registrant, BNY, as a general matter, performs various services, including the following:

• Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNY is compensated for the above-described services from its securities lending revenue split. The table above shows what the Registrant earned and the fees and compensation it paid in connection with its securities lending activities during its most recent fiscal year.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INCOME FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: April 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: April 5, 2022